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VORNADO

REALTY TRUST

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the Quarter and Year Ended December 31, 2018

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2018. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this supplemental package. This supplemental package includes certain non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. These include Funds From Operations ("FFO"), Funds Available for Distribution ("FAD"), Net Operating Income ("NOI"), Net Asset Value ("NAV") and Earnings Before Depreciation and Amortization for Real Estate Companies ("EBIDTAre"). Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations, and, if applicable, the purposes for which management uses the measures, can be found in the Definitions section of this Supplemental package starting on page i.

BUSINESS DEVELOPMENTS
Acquisition Activity

537 West 26th Street

On February 9, 2018, we acquired 537 West 26th Street, a 14,000 square foot commercial property adjacent to our 260 Eleventh Avenue office property, and 55,000 square feet of additional zoning air rights for $44,000,000.

1535 Broadway

On July 30, 2012, we entered into a lease with Host Hotels & Resorts, Inc. (NYSE: HST) (“Host”), under which we redeveloped the retail and signage components of the Marriott Times Square Hotel. We accounted for this lease as a “capital lease” and recorded a $240,000,000 capital lease asset and liability. On September 21, 2018, we acquired the retail condominium from Host for $442,000,000 (inclusive of the $240,000,000 capital lease liability). The original lease transaction provided that we would become the 100% owner through a put/call arrangement, based on a pre-negotiated formula. This transaction satisfies the put/call arrangement. Our 100% fee interest includes 45,000 square feet of retail, the 1,611 seat Marquis Theater and the largest digital sign in New York with a 330 linear foot, 25,000 square foot display.

Farley Office and Retail Building

On October 30, 2018, we increased our ownership interest in the joint venture that is developing the Farley Office and Retail Building to 95.0% from 50.1% by acquiring a 44.9% additional ownership interest from the Related Companies ("Related"). The purchase price was $41,500,000 plus the reimbursement of $33,026,000 of costs funded by Related through October 30, 2018. We consolidate the accounts of the joint venture as of October 30, 2018. In connection therewith, we recorded a net gain of $44,060,000, which is included in "purchase price fair value adjustment" on our consolidated statements of income. As a result of this gain, because we hold our investment in the joint venture through a taxable REIT subsidiary, $16,771,000 of income tax expense was recognized on our consolidated statements of income.

BUSINESS DEVELOPMENTS
Disposition Activity

11 East 68th Street

On January 17, 2018, Vornado Capital Partners Real Estate Fund (the "Fund") completed the sale of the retail condominium at 11 East 68th Street, a property located on Madison Avenue and 68th Street, for $82,000,000. From the inception of this investment through its disposition, the Fund realized a $46,259,000 net gain.

27 Washington Square North

On June 21, 2018 we completed the $45,000,000 sale of 27 Washington Square North, which resulted in a net gain of $23,559,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income.

666 Fifth Avenue Office Condominium

On August 3, 2018, we completed the sale of our 49.5% interests in the 666 Fifth Avenue Office Condominium. We received net proceeds of $120,000,000 and recognized a financial statement gain of $134,032,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. The gain for tax purposes was approximately $254,000,000. We continue to own all of the 666 Fifth Avenue Retail Condominium encompassing the Uniqlo, Tissot and Hollister stores with 125 linear feet of frontage on Fifth Avenue between 52nd and 53rd Street.

Concurrently with the sale of our interests, the existing mortgage loan on the property was repaid and we received net proceeds of $55,244,000 for the participation we held in the mortgage loan. We recognized a financial statement gain of $7,308,000, which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income.

Financing Activity

On January 4 and 11, 2018, we redeemed all of the outstanding 6.625% Series G and Series I cumulative redeemable preferred shares/units at their redemption price of $25.00 per share/unit, or $470,000,000 in the aggregate, plus accrued and unpaid dividends/distributions through the date of redemption, and expensed $14,486,000 of previously capitalized issuance costs.

On January 5, 2018, we completed a $100,000,000 refinancing of 33-00 Northern Boulevard (Center Building), a 471,000 square foot office building in Long Island City, New York. The seven-year loan is at LIBOR plus 1.80%, which was swapped to a fixed rate of 4.14%. We realized net proceeds of approximately $37,200,000 after repayment of the existing 4.43% $59,800,000 mortgage and closing costs.

On April 19, 2018, the joint venture between our Fund (25% owned) and our Crowne Plaza Joint Venture (57.1% owned) completed a $255,000,000 refinancing of the Crowne Plaza Times Square Hotel. The interest-only loan is at LIBOR plus 3.53% (6.00% at December 31, 2018) and matures in May 2020 with three one-year extension options. In connection therewith, the joint venture purchased an interest rate cap that caps LIBOR at a rate of 4.00%. The Crowne Plaza Times Square Hotel was previously encumbered by a $310,000,000 interest-only mortgage at LIBOR plus 2.80%, which was scheduled to mature in December 2018.

On June 11, 2018, the joint venture (50.1% owned) that owns Independence Plaza, a three-building 1,327 unit residential complex in the Tribeca submarket of Manhattan completed a $675,000,000 refinancing of Independence Plaza. The seven-year interest-only loan matures in July 2025 and has a fixed rate of 4.25%. Our share of net proceeds, after repayment of the existing 3.48% $550,000,000 mortgage and closing costs, was $55,618,000.

BUSINESS DEVELOPMENTS
Financing Activity - continued

On August 9, 2018, we completed a $120,000,000 refinancing of 4 Union Square South, a 206,000 square foot Manhattan retail property. The interest-only loan carries a rate of LIBOR plus 1.40% (3.75% as of December 31, 2018) and matures in 2025, as extended. The property was previously encumbered by a $113,000,000 mortgage at LIBOR plus 2.15%, which was scheduled to mature in 2019.

On October 26, 2018, we extended our $750,000,000 unsecured term loan from October 2020 to February 2024. The interest rate on the extended unsecured term loan was lowered from LIBOR plus 1.15% to LIBOR plus 1.00% (3.52% as of December 31, 2018). In connection with the extension of our unsecured term loan, we entered into an interest rate swap from LIBOR plus 1.00% to a fixed rate of 3.87% through October 2023.

On November 16, 2018, we completed a $205,000,000 refinancing of 150 West 34th Street, a 78,000 square foot Manhattan retail property. The interest-only loan carries a rate of LIBOR plus 1.88% (4.26% as of December 31, 2018) and matures in 2024, as extended. Concurrently, we invested $105,000,000 in a participation in the refinanced mortgage loan, which earns interest at a rate of LIBOR plus 2.00% (4.38% as of December 31, 2018) and also matures in 2024, as extended, and is included in "other assets" on our consolidated balance sheets. The property was previously encumbered by a mortgage of the same amount at LIBOR plus 2.25%, which was scheduled to mature in 2020.

Other Activity

220 Central Park South ("220 CPS")

During the fourth quarter of 2018, we completed the sale of 11 condominium units at 220 CPS for net proceeds aggregating $214,776,000 and resulting in a financial statement net gain of $81,224,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. In connection with these sales, $13,888,000 of income tax expense was recognized in our consolidated statements of income and $213,000,000 of the $950,000,000 220 CPS loan was repaid.

Fourth Quarter Leasing Activity

479,000 square feet of New York Office space (415,000 square feet at share) at an initial rent of $72.97 per square foot and a weighted average term of 7.7 years. The GAAP and cash mark-to-market rent on the 357,000 square feet of second generation space were positive 6.9% and 1.2%, respectively. Tenant improvements and leasing commissions were $10.22 per square foot per annum, or 14.0% of initial rent.

26,000 square feet of New York Retail space (17,000 square feet at share) at an initial rent of $211.34 per square foot and a weighted average term of 8.2 years. The GAAP and cash mark-to-market rent on the 7,000 square feet of second generation space were positive 3.0% and 1.1%, respectively. Tenant improvements and leasing commissions were $17.62 per square foot per annum, or 8.3% of initial rent.

46,000 square feet at theMART (all at share) at an initial rent of $60.73 per square foot and a weighted average term of 5.6 years. The GAAP and cash mark-to-market rent on the 46,000 square feet of second generation space were positive 8.7% and 3.2%, respectively. Tenant improvements and leasing commissions were $1.61 per square foot per annum, or 2.7% of initial rent.

FINANCIAL HIGHLIGHTS
(unaudited and in thousands, except per share amounts)
	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2018
	2018	2017		2018	2017
Total revenues	$543,417	$536,226	$542,048	$2,163,720	$2,084,126

Net income attributable to common shareholders	$100,494	$27,319	$190,645	$384,832	$162,017
Per common share:
Basic	$0.53	$0.14	$1.00	$2.02	$0.85
Diluted	$0.53	$0.14	$1.00	$2.01	$0.85

Net income attributable to common shareholders, as adjusted (non-GAAP)	$50,990	$65,790	$66,160	$243,894	$252,864
Per diluted share (non-GAAP)	$0.27	$0.34	$0.35	$1.27	$1.32

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$171,427	$187,125	$185,635	$718,760	$713,023
Per diluted share (non-GAAP)	$0.90	$0.98	$0.97	$3.76	$3.73

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$210,100	$153,151	$189,987	$729,740	$717,805
FFO - Operating Partnership Basis ("OP Basis") (non-GAAP)	$223,583	$162,990	$202,168	$776,393	$762,989
Per diluted share (non-GAAP)	$1.10	$0.80	$0.99	$3.82	$3.75

Dividends per common share	$0.63	$0.60	$0.63	$2.52	$2.62	(1)

FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)	70.0%	61.2%	64.9%	67.0%	70.2%
FAD payout ratio	100.0%	89.6%	80.8%	90.3%	88.8%

Weighted average shares used in determining FFO attributable to common shareholders plus assumed conversions per diluted share (REIT basis)	191,199	191,063	191,327	191,189	191,304
Convertible units:
Class A	11,827	11,677	11,858	11,849	11,688
Equity awards - unit equivalents	443	598	409	374	354
Weighted average shares used in determining FFO attributable to Class A unitholders plus assumed conversions per diluted share (OP Basis)	203,469	203,338	203,594	203,412	203,346
______________

(1)	Includes dividends related to the operations of properties included in the July 17, 2017 spin-off of JBG SMITH Properties (NYSE: JBGS).

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

CONSOLIDATED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS
(unaudited and in thousands)
	For the Three Months Ended
	December 31,			September 30, 2018
	2018	2017	Inc (Dec)
Property rentals	$433,521	$419,970	$13,551	$427,030
Straight-lining of rents	(2,674)	8,040	(10,714)	157
Amortization of acquired below-market leases, net	7,093	11,345	(4,252)	10,373
Total property rentals	437,940	439,355	(1,415)	437,560
Tenant expense reimbursements	62,119	59,333	2,786	66,387
Fee and other income:
BMS cleaning fees	32,262	28,218	4,044	28,873
Management and leasing fees	3,119	2,705	414	4,734
Lease termination fees	639	2,224	(1,585)	356
Other income	7,338	4,391	2,947	4,138
Total revenues	543,417	536,226	7,191	542,048
Operating expenses	254,320	225,011	29,309	235,575
Depreciation and amortization	112,869	114,166	(1,297)	113,169
General and administrative	32,934	34,916	(1,982)	31,977
(Benefit) expense from deferred compensation plan liability	(6,014)	1,699	(7,713)	1,861
Transaction related costs, impairment loss and other	14,637	703	13,934	2,510
Total expenses	408,746	376,495	32,251	385,092
Operating income	134,671	159,731	(25,060)	156,956
Income from partially owned entities	3,090	9,622	(6,532)	7,206
(Loss) income from real estate fund investments	(51,258)	4,889	(56,147)	(190)
Interest and other investment income, net	7,656	8,294	(638)	2,893
(Loss) income from deferred compensation plan assets	(6,014)	1,699	(7,713)	1,861
Interest and debt expense	(83,175)	(93,073)	9,898	(88,951)
Purchase price fair value adjustment	44,060	—	44,060	—
Net gains on disposition of wholly owned and partially owned assets	81,203	—	81,203	141,269
Income before income taxes	130,233	91,162	39,071	221,044
Income tax expense	(32,669)	(38,884)	6,215	(1,943)
Income from continuing operations	97,564	52,278	45,286	219,101
Income from discontinued operations	257	1,273	(1,016)	61
Net income	97,821	53,551	44,270	219,162
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	21,886	(7,366)	29,252	(3,312)
Operating Partnership	(6,680)	(1,853)	(4,827)	(12,671)
Net income attributable to Vornado	113,027	44,332	68,695	203,179
Preferred share dividends	(12,533)	(17,013)	4,480	(12,534)
Net income attributable to common shareholders	$100,494	$27,319	$73,175	$190,645

Capitalized expenditures:
Leasing payroll(1)	$1,655	$1,749	$(94)	$1,444
Development payroll	$4,124	$1,710	$2,414	$2,771
Interest and debt expense	$23,448	$13,251	$10,197	$18,238
_________________
(1) Beginning January 1, 2019, we no longer capitalize internal leasing costs in accordance with Accounting Standard Update 2016-02, Leases.

CONSOLIDATED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS
(unaudited and in thousands)
	For the Year Ended December 31,
	2018	2017	Inc (Dec)
Property rentals	$1,714,027	$1,629,753	$84,274
Straight-lining of rents	7,605	39,096	(31,491)
Amortization of acquired below-market leases, net	38,573	46,103	(7,530)
Total property rentals	1,760,205	1,714,952	45,253
Tenant expense reimbursements	247,128	233,424	13,704
Fee and other income:
BMS cleaning fees	120,357	104,143	16,214
Management and leasing fees	13,324	10,087	3,237
Lease termination fees	2,144	8,171	(6,027)
Other income	20,562	13,349	7,213
Total revenues	2,163,720	2,084,126	79,594
Operating expenses	963,478	886,596	76,882
Depreciation and amortization	446,570	429,389	17,181
General and administrative	141,871	150,782	(8,911)
(Benefit) expense from deferred compensation plan liability	(2,480)	6,932	(9,412)
Transaction related costs, impairment loss and other	31,320	1,776	29,544
Total expenses	1,580,759	1,475,475	105,284
Operating income	582,961	608,651	(25,690)
Income from partially owned entities	9,149	15,200	(6,051)
(Loss) income from real estate fund investments	(89,231)	3,240	(92,471)
Interest and other investment income, net	17,057	30,861	(13,804)
(Loss) income from deferred compensation plan assets	(2,480)	6,932	(9,412)
Interest and debt expense	(347,949)	(345,654)	(2,295)
Purchase price fair value adjustment	44,060	—	44,060
Net gains on disposition of wholly owned and partially owned assets	246,031	501	245,530
Income before income taxes	459,598	319,731	139,867
Income tax expense	(37,633)	(42,375)	4,742
Income from continuing operations	421,965	277,356	144,609
Income (loss) from discontinued operations	638	(13,228)	13,866
Net income	422,603	264,128	158,475
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	53,023	(25,802)	78,825
Operating Partnership	(25,672)	(10,910)	(14,762)
Net income attributable to Vornado	449,954	227,416	222,538
Preferred share dividends	(50,636)	(65,399)	14,763
Preferred share issuance costs	(14,486)	—	(14,486)
Net income attributable to common shareholders	$384,832	$162,017	$222,815

Capitalized expenditures:
Leasing payroll(1)	$5,538	$5,243	$295
Development payroll	$12,120	$6,044	$6,076
Interest and debt expense	$73,166	$48,230	$24,936
_________________
(1) Beginning January 1, 2019, we no longer capitalize internal leasing costs in accordance with Accounting Standard Update 2016-02, Leases.

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT
(unaudited and in thousands)

	For the Three Months Ended December 31, 2018
	Total	New York	Other
Property rentals	$433,521	$364,886	$68,635
Straight-lining of rents	(2,674)	(1,860)	(814)
Amortization of acquired below-market leases, net	7,093	7,016	77
Total property rentals	437,940	370,042	67,898
Tenant expense reimbursements	62,119	54,098	8,021
Fee and other income:
BMS cleaning fees	32,262	34,200	(1,938)
Management and leasing fees	3,119	2,819	300
Lease termination fees	639	92	547
Other income	7,338	5,303	2,035
Total revenues	543,417	466,554	76,863
Operating expenses	254,320	206,696	47,624
Depreciation and amortization	112,869	91,602	21,267
General and administrative	32,934	9,817	23,117
Benefit from deferred compensation plan liability	(6,014)	—	(6,014)
Transaction related costs, impairment loss and other	14,637	12,000	2,637
Total expenses	408,746	320,115	88,631
Operating income (loss)	134,671	146,439	(11,768)
Income from partially owned entities	3,090	962	2,128
Loss from real estate fund investments	(51,258)	—	(51,258)
Interest and other investment income, net	7,656	1,689	5,967
Loss from deferred compensation plan assets	(6,014)	—	(6,014)
Interest and debt expense	(83,175)	(56,652)	(26,523)
Purchase price fair value adjustment	44,060	44,060	—
Net gains (losses) on disposition of wholly owned and partially owned assets	81,203	(4)	81,207
Income (loss) before income taxes	130,233	136,494	(6,261)
Income tax expense	(32,669)	(1,250)	(31,419)
Income (loss) from continuing operations	97,564	135,244	(37,680)
Income from discontinued operations	257	—	257
Net income (loss)	97,821	135,244	(37,423)
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	21,886	(3,680)	25,566
Operating Partnership	(6,680)	—	(6,680)
Net income (loss) attributable to Vornado	113,027	131,564	(18,537)
Preferred share dividends	(12,533)	—	(12,533)
Net income (loss) attributable to common shareholders for the three months ended December 31, 2018	$100,494	$131,564	$(31,070)
Net income (loss) attributable to common shareholders for the three months ended December 31, 2017	$27,319	$109,176	$(81,857)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT
(unaudited and in thousands)

	For the Year Ended December 31, 2018
	Total	New York	Other
Property rentals	$1,714,027	$1,421,587	$292,440
Straight-lining of rents	7,605	6,394	1,211
Amortization of acquired below-market leases, net	38,573	37,600	973
Total property rentals	1,760,205	1,465,581	294,624
Tenant expense reimbursements	247,128	218,395	28,733
Fee and other income:
BMS cleaning fees	120,357	129,088	(8,731)
Management and leasing fees	13,324	12,203	1,121
Lease termination fees	2,144	858	1,286
Other income	20,562	9,911	10,651
Total revenues	2,163,720	1,836,036	327,684
Operating expenses	963,478	806,464	157,014
Depreciation and amortization	446,570	359,319	87,251
General and administrative	141,871	40,292	101,579
Benefit from deferred compensation plan liability	(2,480)	—	(2,480)
Transaction related costs, impairment loss and other	31,320	25,103	6,217
Total expenses	1,580,759	1,231,178	349,581
Operating income (loss)	582,961	604,858	(21,897)
Income from partially owned entities	9,149	6,144	3,005
Loss from real estate fund investments	(89,231)	—	(89,231)
Interest and other investment income, net	17,057	6,300	10,757
Loss from deferred compensation plan assets	(2,480)	—	(2,480)
Interest and debt expense	(347,949)	(243,322)	(104,627)
Purchase price fair value adjustment	44,060	44,060	—
Net gains on disposition of wholly owned and partially owned assets	246,031	23,484	222,547
Income before income taxes	459,598	441,524	18,074
Income tax expense	(37,633)	(5,261)	(32,372)
Income (loss) from continuing operations	421,965	436,263	(14,298)
Income from discontinued operations	638	—	638
Net income (loss)	422,603	436,263	(13,660)
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	53,023	(4,319)	57,342
Operating Partnership	(25,672)	—	(25,672)
Net income attributable to Vornado	449,954	431,944	18,010
Preferred share dividends	(50,636)	—	(50,636)
Preferred share issuance costs	(14,486)	—	(14,486)
Net income (loss) attributable to common shareholders for the year ended December 31, 2018	$384,832	$431,944	$(47,112)
Net income (loss) attributable to common shareholders for the year ended December 31, 2017	$162,017	$417,840	$(255,823)

NET OPERATING INCOME AT SHARE BY SEGMENT
(unaudited and in thousands)

	For the Three Months Ended December 31, 2018
	Total	New York	Other
Total revenues	$543,417	$466,554	$76,863
Operating expenses	254,320	206,696	47,624
NOI - consolidated	289,097	259,858	29,239
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(19,771)	(13,837)	(5,934)
Add: Our share of NOI from partially owned entities	60,205	49,178	11,027
NOI at share	329,531	295,199	34,332
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(5,532)	(6,266)	734
NOI at share - cash basis	$323,999	$288,933	$35,066

	For the Three Months Ended December 31, 2017
	Total	New York	Other
Total revenues	$536,226	$462,597	$73,629
Operating expenses	225,011	195,421	29,590
NOI - consolidated	311,215	267,176	44,039
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(16,533)	(11,648)	(4,885)
Add: Our share of NOI from partially owned entities	69,175	48,700	20,475
NOI at share	363,857	304,228	59,629
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(21,579)	(21,441)	(138)
NOI at share - cash basis	$342,278	$282,787	$59,491

	For the Three Months Ended September 30, 2018
	Total	New York	Other
Total revenues	$542,048	$462,446	$79,602
Operating expenses	235,575	200,949	34,626
NOI - consolidated	306,473	261,497	44,976
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(16,943)	(11,348)	(5,595)
Add: Our share of NOI from partially owned entities	60,094	47,179	12,915
NOI at share	349,624	297,328	52,296
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(8,743)	(9,125)	382
NOI at share - cash basis	$340,881	$288,203	$52,678
________________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE BY SEGMENT
(unaudited and in thousands)

	For the Year Ended December 31, 2018
	Total	New York	Other
Total revenues	$2,163,720	$1,836,036	$327,684
Operating expenses	963,478	806,464	157,014
NOI - consolidated	1,200,242	1,029,572	170,670
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(71,186)	(48,490)	(22,696)
Add: Our share of NOI from partially owned entities	253,564	195,908	57,656
NOI at share	1,382,620	1,176,990	205,630
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(44,704)	(45,427)	723
NOI at share - cash basis	$1,337,916	$1,131,563	$206,353

	For the Year Ended December 31, 2017
	Total	New York	Other
Total revenues	$2,084,126	$1,779,307	$304,819
Operating expenses	886,596	756,670	129,926
NOI - consolidated	1,197,530	1,022,637	174,893
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(65,311)	(45,899)	(19,412)
Add: Our share of NOI from partially owned entities	269,164	189,327	79,837
NOI at share	1,401,383	1,166,065	235,318
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(86,842)	(79,202)	(7,640)
NOI at share - cash basis	$1,314,541	$1,086,863	$227,678
________________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE BY SUBSEGMENT
(unaudited and in thousands)

	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2018
	2018	2017		2018	2017
NOI at share:
New York:
Office	$186,832	$189,481	$184,146	$743,001	$721,183
Retail	85,549	90,853	92,858	353,425	359,944
Residential	5,834	5,920	5,202	23,515	24,370
Alexander's	11,023	11,656	10,626	45,133	47,302
Hotel Pennsylvania	5,961	6,318	4,496	11,916	13,266
Total New York	295,199	304,228	297,328	1,176,990	1,166,065

Other:
theMART	10,981	24,249	25,257	90,929	102,339
555 California Street	14,005	12,003	13,515	54,691	47,588
Other investments	9,346	23,377	13,524	60,010	85,391
Total Other	34,332	59,629	52,296	205,630	235,318

NOI at share	$329,531	$363,857	$349,624	$1,382,620	$1,401,383

NOI at share - cash basis:
New York:
Office	$185,624	$175,787	$181,575	$726,108	$678,839
Retail	80,515	83,320	84,976	324,219	324,318
Residential	5,656	5,325	5,358	22,076	21,626
Alexander's	11,129	12,004	11,774	47,040	48,683
Hotel Pennsylvania	6,009	6,351	4,520	12,120	13,397
Total New York	288,933	282,787	288,203	1,131,563	1,086,863

Other:
theMART	12,758	24,396	26,234	94,070	99,242
555 California Street	13,784	11,916	13,070	53,488	45,281
Other investments	8,524	23,179	13,374	58,795	83,155
Total Other	35,066	59,491	52,678	206,353	227,678

NOI at share - cash basis	$323,999	$342,278	$340,881	$1,337,916	$1,314,541

SAME STORE NOI AT SHARE AND NOI AT SHARE - CASH BASIS (NON-GAAP)
(unaudited)

	Total	New York(2)	theMART(3)	555 California Street
Same store NOI at share % (decrease) increase(1):
Three months ended December 31, 2018 compared to December 31, 2017	(6.3)%	(3.1)%	(56.6)%	16.8%
Year ended December 31, 2018 compared to December 31, 2017	0.8%	1.4%	(12.2)%	14.9%
Three months ended December 31, 2018 compared to September 30, 2018	(5.3)%	(1.1)%	(58.0)%	3.8%

Same store NOI at share - cash basis % (decrease) increase:
Three months ended December 31, 2018 compared to December 31, 2017	(1.7)%	1.9%	(49.8)%	15.8%
Year ended December 31, 2018 compared to December 31, 2017	3.9%	4.3%	(6.5)%	18.1%
Three months ended December 31, 2018 compared to September 30, 2018	(4.2)%	—%	(52.9)%	5.7%
____________________

(1)	See pages viii through xiii in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.
		(Decrease) Increase
(2)	Excluding Hotel Pennsylvania, same store NOI at share % (decrease) increase:
	Three months ended December 31, 2018 compared to December 31, 2017	(3.0)%
	Year ended December 31, 2018 compared to December 31, 2017	1.5%
	Three months ended December 31, 2018 compared to September 30, 2018	(1.7)%

	Excluding Hotel Pennsylvania, same store NOI at share - cash basis % increase (decrease):
	Three months ended December 31, 2018 compared to December 31, 2017	2.1%
	Year ended December 31, 2018 compared to December 31, 2017	4.5%
	Three months ended December 31, 2018 compared to September 30, 2018	(0.6)%

(3)
Includes additional real estate tax expense accruals of $12,124,000 and $15,148,000 for the three months and year ended December 31, 2018, respectively, due to an increase in the tax-assessed value of theMART.

NOI AT SHARE BY REGION
(unaudited)

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2018	2017	2018	2017
Region:
New York City metropolitan area	92%	89%	89%	89%
Chicago, IL	3%	7%	7%	8%
San Francisco, CA	5%	4%	4%	3%
	100%	100%	100%	100%

CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)
	As of		Increase (Decrease)
	December 31, 2018	December 31, 2017
ASSETS
Real estate, at cost:
Land	$3,306,280	$3,143,648	$162,632
Buildings and improvements	10,110,992	9,898,605	212,387
Development costs and construction in progress	2,266,491	1,615,101	651,390
Moynihan Train Hall development expenditures	445,693	—	445,693
Leasehold improvements and equipment	108,427	98,941	9,486
Total	16,237,883	14,756,295	1,481,588
Less accumulated depreciation and amortization	(3,180,175)	(2,885,283)	(294,892)
Real estate, net	13,057,708	11,871,012	1,186,696
Cash and cash equivalents	570,916	1,817,655	(1,246,739)
Restricted cash	145,989	97,157	48,832
Marketable securities	152,198	182,752	(30,554)
Tenant and other receivables, net	73,322	58,700	14,622
Investments in partially owned entities	858,113	1,056,829	(198,716)
Real estate fund investments	318,758	354,804	(36,046)
220 Central Park South condominium units ready for sale	99,627	—	99,627
Receivable arising from the straight-lining of rents, net	935,131	926,711	8,420
Deferred leasing costs, net	400,313	403,492	(3,179)
Identified intangible assets, net	136,781	159,260	(22,479)
Other assets	431,938	469,562	(37,624)
Total Assets	$17,180,794	$17,397,934	$(217,140)
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$8,167,798	$8,137,139	$30,659
Senior unsecured notes, net	844,002	843,614	388
Unsecured term loan, net	744,821	748,734	(3,913)
Unsecured revolving credit facilities	80,000	—	80,000
Moynihan Train Hall obligation	445,693	—	445,693
Accounts payable and accrued expenses	430,976	415,794	15,182
Deferred revenue	167,730	227,069	(59,339)
Deferred compensation plan	96,523	109,177	(12,654)
Preferred shares redeemed on January 4 and 11, 2018	—	455,514	(455,514)
Other liabilities	311,806	468,255	(156,449)
Total liabilities	11,289,349	11,405,296	(115,947)
Redeemable noncontrolling interests	783,562	984,937	(201,375)
Vornado shareholders' equity	4,465,231	4,337,652	127,579
Noncontrolling interests in consolidated subsidiaries	642,652	670,049	(27,397)
Total liabilities, redeemable noncontrolling interests and equity	$17,180,794	$17,397,934	$(217,140)

LEASING ACTIVITY
(unaudited)

The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

(square feet in thousands)	New York			555 California Street
	Office	Retail	theMART
Three Months Ended December 31, 2018
Total square feet leased	479	26	46	—
Our share of square feet leased:	415	17	46	—
Initial rent(1)	$72.97	$211.34	$60.73	$—
Weighted average lease term (years)	7.7	8.2	5.6	—
Second generation relet space:
Square feet	357	7	46	—
GAAP basis:
Straight-line rent(2)	$67.56	$228.99	$61.28	$—
Prior straight-line rent	$63.17	$222.39	$56.40	$—
Percentage increase	6.9%	3.0%	8.7%	—%
Cash basis (non-GAAP):
Initial rent(1)	$67.22	$219.50	$60.73	$—
Prior escalated rent	$66.41	$217.08	$58.87	$—
Percentage increase	1.2%	1.1%	3.2%	—%
Tenant improvements and leasing commissions:
Per square foot	$78.71	$144.50	$9.03	$—
Per square foot per annum	$10.22	$17.62	$1.61	$—
Percentage of initial rent	14.0%	8.3%	2.7%	—%
____________________

(1)
Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases, and includes the effect of free rent and periodic step-ups in rent.

LEASING ACTIVITY
(unaudited)

The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

(square feet in thousands)	New York			555 California Street
	Office	Retail	theMART
Year Ended December 31, 2018
Total square feet leased	1,827	255	243	249
Our share of square feet leased:	1,627	236	243	174
Initial rent(1)	$79.03	$171.25	$53.47	$89.28
Weighted average lease term (years)	9.6	5.5	5.8	10.3
Second generation relet space:
Square feet	1,347	216	232	62
GAAP basis:
Straight-line rent(2)	$81.57	$180.01	$54.11	$104.06
Prior straight-line rent	$60.99	$232.98	$44.77	$77.46
Percentage increase (decrease)	33.7%	(22.7)%	20.9%	34.3%
Cash basis (non-GAAP):
Initial rent(1)	$79.22	$164.74	$53.49	$97.28
Prior escalated rent	$64.59	$166.35	$47.48	$85.77
Percentage increase (decrease)	22.7%	(1.0)%	12.7%	13.4%
Tenant improvements and leasing commissions:
Per square foot	$92.69	$59.17	$17.63	$94.98
Per square foot per annum	$9.66	$10.76	$3.04	$9.22
Percentage of initial rent	12.2%	6.3%	5.7%	10.3%
____________________

(1)
Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases, and includes the effect of free rent and periodic step-ups in rent.

LEASE EXPIRATIONS NEW YORK SEGMENT
(unaudited)
	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office:	Month to Month	47,000	$5,010,000	$106.60	0.4%

	First Quarter 2019	243,000	15,087,000	62.09	1.3%
	Second Quarter 2019	125,000	9,313,000	74.50	0.8%
	Third Quarter 2019	69,000	4,450,000	64.49	0.4%
	Fourth Quarter 2019	190,000	12,266,000	64.56	1.1%
	Total 2019	627,000	41,116,000	65.58	3.6%
	2020	1,240,000	86,369,000	69.65	7.6%
	2021	1,188,000	92,419,000	77.79	8.0%
	2022	709,000	47,069,000	66.39	4.1%
	2023	1,971,000	159,774,000	81.06	13.9%
	2024	1,391,000	109,744,000	78.90	9.5%
	2025	804,000	60,228,000	74.91	5.2%
	2026	1,236,000	93,992,000	76.05	8.2%
	2027	1,118,000	81,535,000	72.93	7.1%
	2028	1,022,000	72,762,000	71.20	6.4%
	Thereafter	4,535,000	299,380,000	66.02	26.0%

Retail:	Month to Month	71,000	$9,355,000	$131.76	2.0%

	First Quarter 2019	35,000	8,638,000	246.80	1.9%
	Second Quarter 2019	10,000	1,793,000	179.30	0.4%
	Third Quarter 2019	20,000	9,531,000	476.55	2.1%
	Fourth Quarter 2019	38,000	6,512,000	171.37	1.4%
	Total 2019	103,000	26,474,000	257.03	5.8%
	2020	82,000	16,051,000	195.74	3.5%
	2021	58,000	9,589,000	165.33	2.1%
	2022	29,000	7,207,000	248.52	1.6%
	2023	110,000	44,107,000	400.97	9.6%
	2024	298,000	84,487,000	283.51	18.3%
	2025	42,000	19,220,000	457.62	4.2%
	2026	134,000	44,523,000	332.26	9.6%
	2027	32,000	22,719,000	709.97	4.9%
	2028	45,000	18,457,000	410.16	3.9%
	Thereafter	907,000	159,242,000	175.57	34.5%
____________________

(1)	Excludes storage, vacancy and other.

LEASE EXPIRATIONS theMART
(unaudited)
	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Showroom / Retail:	Month to Month	2,000	$71,000	$35.50	0.1%

	First Quarter 2019	32,000	1,810,000	56.56	1.1%
	Second Quarter 2019	14,000	887,000	63.36	0.5%
	Third Quarter 2019	20,000	1,072,000	53.60	0.7%
	Fourth Quarter 2019	52,000	2,815,000	54.13	1.7%
	Total 2019	118,000	6,584,000	55.80	4.0%
	2020	281,000	13,885,000	49.41	8.5%
	2021	329,000	16,140,000	49.06	9.8%
	2022	649,000	31,051,000	47.84	18.9%
	2023	305,000	15,647,000	51.30	9.5%
	2024	238,000	11,383,000	47.83	6.9%
	2025	337,000	17,401,000	51.64	10.6%
	2026	215,000	10,358,000	48.18	6.3%
	2027	108,000	5,444,000	50.41	3.3%
	2028	642,000	27,877,000	43.42	17.0%
	Thereafter	182,000	8,440,000	46.37	5.1%
____________________
(1)    Excludes storage, vacancy and other.

LEASE EXPIRATIONS 555 California Street
(unaudited)
	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Retail:	Month to Month	—	$—	$—	—%

	First Quarter 2019	—	—	—	—%
	Second Quarter 2019	—	—	—	—%
	Third Quarter 2019	4,000	335,000	83.75	0.4%
	Fourth Quarter 2019	—	—	—	—%
	Total 2019	4,000	335,000	83.75	0.4%
	2020	101,000	6,407,000	63.44	6.9%
	2021	76,000	5,324,000	70.05	5.7%
	2022	36,000	2,783,000	77.31	3.0%
	2023	133,000	9,335,000	70.19	10.1%
	2024	59,000	5,167,000	87.58	5.6%
	2025	364,000	25,578,000	70.27	27.6%
	2026	140,000	10,299,000	73.56	11.1%
	2027	69,000	5,698,000	82.58	6.1%
	2028	20,000	1,432,000	71.60	1.5%
	Thereafter	235,000	20,410,000	86.85	22.0%
____________________
(1)    Excludes storage, vacancy and other.

COMPONENTS OF NET ASSET VALUE (AT SHARE)
(unaudited and in millions, except square feet, shares and per share amounts)
	For the Year Ended December 31, 2018
	NOI at Share - Cash Basis	Adjustments		Pro Forma NOI at Share - Cash Basis	Cap Rate	Value(1)

Office:
New York	726	(27)	(2)	699
theMART	94	12	(3)	106
555 California Street	53	—		53
Total Office	873	(15)		858	4.50%	19,067
New York - Retail	324	—		324	4.50%	7,200
New York - Residential	22	—		22	4.00%	550
	$1,219	$(15)		$1,204		26,817
Less: Market management fee (28,133,000 square feet in service at share at $0.50 per square foot) at a 4.50% cap rate						(313)
						$26,504

Other asset values:
220 Central Park South - incremental value after repayment of debt and taxes	$1,000
Cash, restricted cash and marketable securities	869
Alexander's Inc. ("Alexander's") (1,654,068 shares at $304.74 per share as of December 31, 2018)	504
Hotel Pennsylvania	500
BMS (2018 NOI of $27 at a 7.0x multiple)	189
Urban Edge Properties ("UE") (5,717,184 shares at $16.62 per share as of December 31, 2018)	95
Real estate fund investments (VNO's share at fair value)	80
Pennsylvania Real Estate Investment Trust ("PREIT") (6,250,000 shares at $5.94 per share as of December 31, 2018)	37
Other assets	730
Other construction in progress (at 110% of book value)	566
Total of other asset values	$4,570

Liabilities (see following page)	$(11,300)

NAV	$19,774	(1)
NAV per share
(203.5 million shares on an OP basis as of December 31, 2018)	$97	(1)
____________________
See notes on following page.

COMPONENTS OF NET ASSET VALUE (AT SHARE)
(unaudited and in millions)
	Liabilities
	As of December 31, 2018	Adjustments		Net
Consolidated contractual mortgage notes payable, net of noncontrolling interests' share	$7,598	$(737)	(4)	$6,861
Non-consolidated real estate debt	2,683	(581)	(5)	2,102
Corporate unsecured debt	850	—		850
Revolver/term loan	830	(750)	(4)	80
Other liabilities	482	—		482
Perpetual preferred units (at redemption value)	925	—		925
Total liabilities	$13,368	$(2,068)		$11,300
________________________________________

(1)
Capitalization Rate ("Cap Rate") means the rate applied to pro-forma cash basis NOI to determine the fair value of our properties. The Cap Rates reflected in this financial supplement are based on management’s estimates, which are inherently uncertain. Other asset values are also estimates made by management, which are inherently uncertain. There can be no assurance that management’s estimates accurately reflect the fair value of our assets, and actual value may differ materially.

(2)	Adjustment to deduct BMS NOI for the year ended December 31, 2018.

(3)	Adjustment to reflect the annual real estate tax increase which will be billed to tenants in 2019.

(4)	Debt related to 220 Central Park South.

(5)	Excludes our share of debt of Alexander's, UE, and PREIT as they are presented on an equity basis in other asset values.

CAPITAL STRUCTURE
(unaudited and in thousands, except per share and unit amounts)
			As of December 31, 2018
Debt (contractual balances) (non-GAAP):
Consolidated debt (1):
Mortgages payable			$8,215,847
Senior unsecured notes			850,000
$750 Million unsecured term loan			750,000
$2.5 Billion unsecured revolving credit facilities			80,000
			9,895,847
Pro rata share of debt of non-consolidated entities(2)			2,682,865
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)			(617,596)
			11,961,116	(A)

	Shares/Units	Liquidation Preference
Perpetual Preferred:
5.00% preferred unit (D-16) (1 unit @ $1,000,000 per unit)			1,000
3.25% preferred units (D-17) (177,100 units @ $25 per unit)			4,428
5.70% Series K preferred shares	12,000	$25.00	300,000
5.40% Series L preferred shares	12,000	25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
			924,928	(B)

	Converted Shares	December 31, 2018 Common Share Price
Equity:
Common shares	190,535	$62.03	11,818,886
Class A units	11,813	62.03	732,760
Convertible share equivalents:
Equity awards - unit equivalents	732	62.03	45,406
D-13 preferred units	753	62.03	46,709
G1-G4 units	61	62.03	3,784
Series A preferred shares	36	62.03	2,233
			12,649,778	(C)
Total Market Capitalization (A+B+C)			$25,535,822
____________________

(1)	See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xiv in the Appendix.

(2)
As a result of Toys "R" Us ("Toys") filing a voluntary petition under chapter 11 of the United States Bankruptcy Code, we determined the Company no longer has the ability to exercise significant influence over Toys. Accordingly, we have excluded our share of Toys debt.

COMMON SHARES DATA (NYSE: VNO)
(unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018
High price	$73.06	$77.59	$74.28	$78.31
Low price	$59.48	$69.50	$64.53	$64.13
Closing price - end of quarter	$62.03	$73.00	$73.92	$67.30

Annualized dividend per share	$2.52	$2.52	$2.52	$2.52

Annualized dividend yield - on closing price	4.1%	3.5%	3.4%	3.7%

Outstanding shares, Class A units and convertible preferred units as converted (in thousands)	203,930	203,604	203,577	203,613

Closing market value of outstanding shares, Class A units and convertible preferred units as converted	$12.6 Billion	$14.9 Billion	$15.0 Billion	$13.7 Billion

DEBT ANALYSIS
(unaudited and in thousands)
	As of December 31, 2018
	Total		Variable		Fixed
(Contractual debt balances) (non-GAAP)	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(1)	$9,895,847	3.87%	$3,292,382	4.31%	$6,603,465	3.65%
Pro rata share of debt of non-consolidated entities(2)	2,682,865	4.12%	1,300,797	4.05%	1,382,068	4.19%
Total	12,578,712	3.92%	4,593,179	4.24%	7,985,533	3.75%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)	(617,596)		(164,922)		(452,674)
Company's pro rata share of total debt	$11,961,116	3.91%	$4,428,257	4.23%	$7,532,859	3.73%

Debt Covenant Ratios:(3)	Senior Unsecured Notes			Unsecured Revolving Credit Facilities and Unsecured Term Loan
		Actual
	Required	Due 2022	Due 2025	Required	Actual
Total outstanding debt/total assets(4)	Less than 65%	51%	48%	Less than 60%	39%
Secured debt/total assets	Less than 50%	41%	39%	Less than 50%	31%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	2.51	2.51		N/A
Fixed charge coverage		N/A	N/A	Greater than 1.40	2.33
Unencumbered assets/unsecured debt	Greater than 150%	387%	410%		N/A
Unsecured debt/cap value of unencumbered assets		N/A	N/A	Less than 60%	20%
Unencumbered coverage ratio		N/A	N/A	Greater than 1.50	7.25

Unencumbered EBITDA (non-GAAP):(3)	Q4 2018
Annualized
New York	$460,368
Other	33,028
Total	$493,396
____________________

(1)	See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xiv in the Appendix.

(2)
As a result of Toys filing a voluntary petition under chapter 11 of the United States Bankruptcy Code, we determined the Company no longer has the ability to exercise significant influence over Toys. Accordingly, we have excluded our share of Toys debt.

(3)
Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.

(4)
Total assets include EBITDA (as defined) capped at 7.5% under the senior unsecured notes due 2022, 7.0% under the senior unsecured notes due 2025 and 6.0% under the unsecured revolving credit facilities and unsecured term loan.

DEBT MATURITIES (CONTRACTUAL BALANCES) (NON-GAAP)
(unaudited and in thousands)
Property	Maturity Date (1)	Spread over LIBOR	Interest Rate		2019	2020	2021	2022	2023	Thereafter	Total
435 Seventh Avenue	08/19	L+225	4.71%		$95,782	$—	$—	$—	$—	$—	$95,782
100 West 33rd Street - office and retail	07/20	L+165	4.03%		—	580,000	—	—	—	—	580,000
220 Central Park South	09/20	L+200	4.52%		—	737,369	—	—	—	—	737,369
PENN11	12/20		3.95%		—	450,000	—	—	—	—	450,000
888 Seventh Avenue	12/20		3.15%	(2)	—	375,000	—	—	—	—	375,000
Borgata Land	02/21		5.14%		—	—	54,551	—	—	—	54,551
770 Broadway	03/21		2.56%	(3)	—	—	700,000	—	—	—	700,000
909 Third Avenue	05/21		3.91%		—	—	350,000	—	—	—	350,000
606 Broadway	05/21	L+300	5.39%		—	—	51,290	—	—	—	51,290
Farley Office and Retail Building	06/21	L+325	5.63%		—	—	257,941	—	—	—	257,941
555 California Street	09/21		5.10%		—	—	558,914	—	—	—	558,914
theMART	09/21		2.70%		—	—	675,000	—	—	—	675,000
655 Fifth Avenue	10/21	L+140	3.75%		—	—	140,000	—	—	—	140,000
PENN2	12/21	L+165	4.00%		—	—	575,000	—	—	—	575,000
Senior unsecured notes due 2022	01/22		5.00%		—	—	—	400,000	—	—	400,000
$1.25 Billion unsecured revolving credit facility	02/22	L+100	—%		—	—	—	—	—	—	—
1290 Avenue of the Americas	11/22		3.34%		—	—	—	950,000	—	—	950,000
697-703 Fifth Avenue	12/22	L+190	4.25%		—	—	—	450,000	—	—	450,000
$1.25 Billion unsecured revolving credit facility	01/23	L+100	3.46%		—	—	—	—	80,000	—	80,000
666 Fifth Avenue Retail Condominium	03/23		3.61%		—	—	—	—	390,000	—	390,000
Unsecured Term Loan	02/24		3.87%		—	—	—	—	—	750,000	750,000
150 West 34th Street	05/24	L+188	4.26%		—	—	—	—	—	205,000	205,000
33-00 Northern Boulevard	01/25		4.14%	(4)	—	—	—	—	—	100,000	100,000
Senior unsecured notes due 2025	01/25		3.50%		—	—	—	—	—	450,000	450,000
4 Union Square South	08/25	L+140	3.75%		—	—	—	—	—	120,000	120,000
350 Park Avenue	01/27		3.92%		—	—	—	—	—	400,000	400,000
					$95,782	$2,142,369	$3,362,696	$1,800,000	$470,000	$2,025,000	$9,895,847

Weighted average rate					4.71%	4.03%	3.77%	3.94%	3.58%	3.84%	3.87%

Fixed rate debt					$—	$825,000	$2,338,465	$1,350,000	$390,000	$1,700,000	$6,603,465
Fixed weighted average rate expiring					—%	3.59%	3.47%	3.83%	3.61%	3.80%	3.65%
Floating rate debt					$95,782	$1,317,369	$1,024,231	$450,000	$80,000	$325,000	$3,292,382
Floating weighted average rate expiring					4.71%	4.31%	4.45%	4.25%	3.46%	4.07%	4.31%
____________________

(1)	Represents the extended maturity for certain loans in which we have the unilateral right to extend.

(2)	Pursuant to an existing swap agreement, the loan bears interest at 3.15% through December 2020. The rate was swapped from LIBOR plus 1.60% (3.99% as of December 31, 2018).

(3)	Pursuant to an existing swap agreement, the loan bears interest at 2.56% through September 2020. The rate was swapped from LIBOR plus 1.75% (4.13% as of December 31, 2018).

(4)	Pursuant to an existing swap agreement, the loan bears interest at 4.14% through January 2025. The rate was swapped from LIBOR plus 1.80% (4.19% as of December 31, 2018).

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)
Joint Venture Name	Asset Category	Percentage Ownership at December 31, 2018	Company's Carrying Amount		Company's Pro rata Share of Debt (1)	100% of Joint Venture Debt (1)	Maturity Date	Spread over LIBOR	Interest Rate
Alexander's	Office/Retail	32.4%	$107,983		$379,256	$1,170,544	Various	Various	Various

PREIT	Retail	7.9%	59,491		130,357	1,642,408	Various	Various	Various

UE	Retail	4.5%	45,344		70,332	1,563,375	Various	Various	Various

Partially owned office buildings/land:
One Park Avenue	Office/Retail	55.0%	133,140		165,000	300,000	03/21	L+175	4.13%
280 Park Avenue	Office/Retail	50.0%	114,873		600,000	1,200,000	09/24	L+173	4.12%
650 Madison Avenue	Office/Retail	20.1%	107,150		161,024	800,000	10/20	N/A	4.39%
512 West 22nd Street	Office	55.0%	60,114		49,388	89,796	11/20	L+265	4.99%
West 57th Street properties	Office/Retail/Land	50.0%	43,656		10,000	20,000	12/22	L+160	3.95%
61 Ninth Avenue	Office/Retail	45.1%	31,678		36,264	80,409	12/21	L+305	5.40%
825 Seventh Avenue	Office/Retail	50.0%	9,779		10,250	20,500	06/19	L+140	3.78%
85 Tenth Avenue	Office/Retail	49.9%	(5,476)		311,875	625,000	12/26	N/A	4.55%
Other	Office/Retail	Various	4,091		17,465	50,150	Various	Various	Various

Other equity method investments:
Independence Plaza	Residential/Retail	50.1%	66,343		338,175	675,000	07/25	N/A	4.25%
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	31,261		20,005	39,683	06/19	L+225	4.60%
Other	Various	Various	48,686		99,474	644,023	Various	Various	Various
			$858,113		$2,398,865	$8,920,888

330 Madison Avenue	Office/Retail	25.0%	$(58,117)	(2)	$125,000	$500,000	08/24	N/A	3.43%
7 West 34th Street	Office/Retail	53.0%	(51,579)	(3)	159,000	300,000	06/26	N/A	3.65%
			$(109,696)		$284,000	$800,000
____________________

(1)
Represents the contractual debt obligations. All amounts are non-recourse to us except the $300,000 mortgage loan on 7 West 34th Street which we guaranteed in connection with the sale of a 47.0% equity interest in May 2016.

(2)	Our negative basis resulted from a refinancing distribution and is included in "other liabilities" on our consolidated balance sheets.

(3)	Our negative basis resulted from a deferred gain from the sale of a 47.0% ownership interest in the property on May 27, 2016 and is included in "other liabilities" on our consolidated balance sheets.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

	Percentage Ownership at December 31, 2018	Our Share of Net Income (Loss) for the Three Months Ended December 31,			Our Share of NOI (non-GAAP) for the Three Months Ended December 31,
		2018		2017	2018	2017
Joint Venture Name
New York:
Alexander's	32.4%	$3,270	(1)	$5,728	$11,024	$11,656
85 Tenth Avenue	49.9%	(2,217)		(499)	4,880	4,738
One Park Avenue	55.0%	1,616		2,208	5,185	5,272
280 Park Avenue	50.0%	(1,581)		(807)	9,529	9,654
650 Madison Avenue	20.1%	(1,156)		(962)	2,434	2,581
330 Madison Avenue	25.0%	644		740	2,790	2,818
7 West 34th Street	53.0%	404		985	3,384	3,386
Independence Plaza	50.1%	(276)		1,180	6,776	7,010
825 Seventh Avenue	50.0%	176		674	543	832
West 57th Street properties	50.0%	(96)		(131)	261	208
Other, net	Various	178		(975)	2,372	545
		962		8,141	49,178	48,700

Other:
UE	4.5%	1,226		1,017	3,198	3,014
Alexander's corporate fee income	32.4%	1,182		1,682	537	1,682
PREIT	7.9%	(902)		155	4,683	5,046
Suffolk Downs	50.0%	598		(23)	(14)	(23)
Rosslyn Plaza	43.7% to 50.4%	(159)		(422)	1,051	851
666 Fifth Avenue Office Condominium (2)	49.5%	—		(3,042)	—	5,433
Other, net	Various	183		2,114	1,572	4,472
		2,128		1,481	11,027	20,475

Total		$3,090		$9,622	$60,205	$69,175
____________________

(1)	Includes $2,081 for our share of expense related to the decrease in fair value of marketable securities held by Alexander's.

(2)	On August 3, 2018, we completed the sale of our 49.5% interests in the 666 Fifth Avenue Office Condominium and were repaid our interest in the 666 Fifth Avenue Office Condominium mortgage loan.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

	Percentage Ownership at December 31, 2018	Our Share of Net Income for the Year Ended December 31,				Our Share of NOI (non-GAAP) for the Year Ended December 31,
		2018		2017		2018	2017
Joint Venture Name
New York:
Alexander's	32.4%	$10,485	(1)	$25,820		$45,134	$47,302
280 Park Avenue	50.0%	(4,962)		(7,289)		38,545	36,407
650 Madison Avenue	20.1%	(4,048)		(4,774)		10,299	9,511
85 Tenth Avenue	49.9%	(3,589)		(1,290)		18,801	19,153
7 West 34th Street	53.0%	3,238		3,053		13,441	13,543
330 Madison Avenue	25.0%	2,725		4,150		11,127	10,121
825 Seventh Avenue	50.0%	2,224		2,673		3,062	3,325
Independence Plaza	50.1%	1,093		4,345		26,708	27,358
West 57th Street properties	50.0%	(340)		(131)		900	1,086
One Park Avenue	55.0%	(116)	(2)	5,565		20,364	17,528
Other, net	Various	(566)		(2,563)		7,527	3,993
		6,144		29,559		195,908	189,327

Other:
666 Fifth Avenue Office Condominium (3)	49.5%	(4,873)		(25,414)		12,145	20,636
Alexander's corporate fee income	32.4%	4,560		6,033		2,833	6,033
UE	4.5%	4,460		27,328	(4)	11,822	14,479
PREIT	7.9%	(3,015)		(53,325)	(5)	20,032	21,071
Suffolk Downs	50.0%	855		26,360	(6)	(47)	235
Rosslyn Plaza	43.7% to 50.4%	(215)		(774)		4,520	4,187
Other, net	Various	1,233		5,433		6,351	13,196
		3,005		(14,359)		57,656	79,837

Total		$9,149		$15,200		$253,564	$269,164
____________________

(1)
2018 includes (i) our $7,708 share of Alexander's potential additional Transfer Tax, (ii) our $3,882 share of expense related to the decrease in fair value of marketable securities held by Alexander’s (iii) our $1,085 share of a non-cash straight-line rent write-off adjustment related to Sears Roebuck and Co. which filed for Chapter 11 bankruptcy relief and (iv) our $518 share of Alexander’s litigation expense due to a settlement.

(2)	Includes our $4,978 share of potential additional Transfer Tax related to the March 2011 acquisition of One Park Avenue.

(3)	On August 3, 2018, we completed the sale of our 49.5% interests in the 666 Fifth Avenue Office Condominium and were repaid our interest in the 666 Fifth Avenue Office Condominium mortgage loan.

(4)	Includes a $21,100 net gain resulting from UE operating partner unit issuances.

(5)	Includes a $44,465 non-cash impairment loss.

(6)	Includes $26,687 of net gains comprised of $15,314 for our share of a net gain on the sale of Suffolk Downs and $11,373 for the net gain on repayment of our debt investments in Suffolk Downs JV.

DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF DECEMBER 31, 2018
(unaudited and in thousands, except square feet)

			(At Share)							Full Quarter Stabilized Operations
		Property Rentable Sq. Ft.	Excluding Land Costs						Available for Occupancy
Current Projects	Segment		Incremental Budget		Amount Expended		% Complete	Start
220 Central Park South - residential condominiums	Other	397,000	$1,400,000		$1,199,913	(1)	85.7%	Q3 2012	N/A	N/A
Farley Office and Retail Building - (95.0% interest)	New York	850,000	760,000		137,267	(2)	18.1%	Q2 2017	Q3 2020	Q2 2022
PENN1(3)	New York	2,545,000	200,000	(4)	9,725		4.9%	Q4 2018	N/A	N/A
512 West 22nd Street - office (55.0% interest)	New York	173,000	72,000		52,505	(5)	72.9%	Q4 2015	Q1 2019	Q3 2020
345 Montgomery Street (555 California Street) (70.0% interest)	Other	78,000	32,000		15,284	(6)	47.8%	Q1 2018	Q3 2019	Q3 2020
606 Broadway - office/retail (50.0% interest)	New York	34,000	30,000		25,601	(7)	85.3%	Q2 2016	Q4 2018	Q2 2020
825 Seventh Avenue - office (50.0% interest)	New York	165,000	15,000		4,484		29.9%	Q2 2018	Q1 2020	Q1 2021
Total current projects			$2,509,000		$1,444,779

Future Opportunities	Segment	Property Zoning Sq. Ft.
Penn District - multiple opportunities - office/residential/retail	New York	TBD
PENN2 - office/retail	New York	TBD
Hotel Pennsylvania	New York	2,052,000
260 Eleventh Avenue - office(8)	New York	280,000

Undeveloped Land
29, 31, 33 West 57th Street (50.0% interest)	New York	150,000
484, 486 Eighth Avenue and 265, 267 West 34th Street	New York	125,000
527 West Kinzie, Chicago	Other	330,000
Rego Park III (32.4% interest)	Other	TBD
Total undeveloped land		605,000
____________________

(1)	Excludes land and acquisition costs of $515,426.

(2)	Excludes our share of the upfront contribution of $230,000 and net of anticipated historic tax credits. The building and land are subject to a lease which expires in 2116.

(3)	The building is subject to a ground lease which expires in 2098.

(4)	We expect the final budget will exceed $200,000 after anticipated scope changes.

(5)	Excludes land and acquisition costs of $57,000.

(6)	Excludes land and building costs of $31,000.

(7)	Excludes land and acquisition costs of $22,703.

(8)	The building is subject to a ground lease which expires in 2114.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
CONSOLIDATED
(unaudited and in thousands)

	Year Ended December 31,
Amounts paid for capital expenditures:	2018	2017		2016
Expenditures to maintain assets	$92,386	$111,629		$119,076
Tenant improvements	100,191	128,287		219,751
Leasing commissions	33,254	36,447		47,906
Recurring tenant improvements, leasing commissions and other capital expenditures	225,831	276,363		386,733
Non-recurring capital expenditures	43,135	35,149		58,693
Total capital expenditures and leasing commissions	$268,966	$311,512	(1)	$445,426	(1)

	Year Ended December 31,
	2018	2017		2016
Amounts paid for development and redevelopment expenditures:
220 Central Park South	$295,827	$265,791		$303,974
Farley Office and Retail Building	18,995	—		—
345 Montgomery Street (555 California Street)	18,187	5,950		434
606 Broadway	15,959	15,997		4,234
PENN1	8,856	1,401		—
1535 Broadway	8,645	1,982		9,283
90 Park Avenue	1,015	7,523		33,308
640 Fifth Avenue	199	1,648		46,282
Other	50,503	55,560	(2)	209,050	(2)
	$418,186	$355,852		$606,565
____________________

(1)
Includes $33,722 and $105,998 for the years ended December 31, 2017 and 2016, respectively, of capital expenditures and leasing commissions from our former Washington, DC segment which was spun-off on July 17, 2017.

(2)	Primarily relates to our former Washington, DC segment.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
NEW YORK SEGMENT
(unaudited and in thousands)

	Year Ended December 31,
Amounts paid for capital expenditures:	2018	2017	2016
Expenditures to maintain assets	$70,954	$79,567	$65,561
Tenant improvements	76,187	83,639	112,687
Leasing commissions	29,435	26,114	38,134
Recurring tenant improvements, leasing commissions and other capital expenditures	176,576	189,320	216,382
Non-recurring capital expenditures	31,381	27,762	47,642
Total capital expenditures and leasing commissions	$207,957	$217,082	$264,024

	Year Ended December 31,
	2018	2017	2016
Amounts paid for development and redevelopment expenditures:
Farley Office and Retail Building	$18,995	$—	$—
606 Broadway	15,959	15,997	4,234
PENN1	8,856	1,462	—
1535 Broadway	8,645	1,982	9,283
90 Park Avenue	1,015	7,523	33,308
640 Fifth Avenue	199	1,648	46,282
Other	35,446	14,762	25,096
	$89,115	$43,374	$118,203

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
theMART
(unaudited and in thousands)
	Year Ended December 31,
Amounts paid for capital expenditures:	2018	2017	2016
Expenditures to maintain assets	$13,282	$12,772	$20,098
Tenant improvements	15,106	8,730	29,738
Leasing commissions	459	1,701	2,070
Recurring tenant improvements, leasing commissions and other capital expenditures	28,847	23,203	51,906
Non-recurring capital expenditures	260	—	—
Total capital expenditures and leasing commissions	$29,107	$23,203	$51,906

	Year Ended December 31,
	2018	2017	2016
Amounts paid for development and redevelopment expenditures:
Common area enhancements	$51	$5,342	$24,788
Other	10,739	799	1,384
	$10,790	$6,141	$26,172

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
555 CALIFORNIA STREET
(unaudited and in thousands)

	Year Ended December 31,
Amounts paid for capital expenditures:	2018	2017	2016
Expenditures to maintain assets	$8,150	$9,689	$9,954
Tenant improvements	8,898	19,327	9,904
Leasing commissions	3,360	1,330	1,486
Recurring tenant improvements, leasing commissions and other capital expenditures	20,408	30,346	21,344
Non-recurring capital expenditures	11,494	7,159	2,154
Total capital expenditures and leasing commissions	$31,902	$37,505	$23,498

	Year Ended December 31,
	2018	2017	2016
Amounts paid for development and redevelopment expenditures:
345 Montgomery Street	$18,187	$5,950	$434
Other	445	6,465	8,716
	$18,632	$12,415	$9,150

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
OTHER
(unaudited and in thousands)

	Year Ended December 31,
	2018	2017		2016
Amounts paid for development and redevelopment expenditures:
220 Central Park South	$295,827	$265,791		$303,974
Other	3,822	28,131	(1)	149,066	(1)
	$299,649	$293,922		$453,040
____________________

(1)	Primarily relates to our former Washington, DC segment which was spun-off on July 17, 2017.

SQUARE FOOTAGE
(unaudited and square feet in thousands)
		At Vornado's Share
	At 100%		Under Development	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	21,495	17,980	1,348	16,449	—	183	—
Retail	2,802	2,557	138	—	2,419	—	—
Residential - 1,687 units	1,533	800	—	—	—	—	800
Alexander's (32.4% interest), including 312 residential units	2,437	790	—	288	419	—	83
Hotel Pennsylvania	1,400	1,400	—	—	—	—	1,400
	29,667	23,527	1,486	16,737	2,838	183	2,283

Other:
theMART	3,694	3,685	—	2,043	109	1,533	—
555 California Street (70% interest)	1,821	1,275	55	1,189	31	—	—
Other	2,832	1,333	146	212	864	—	111
	8,347	6,293	201	3,444	1,004	1,533	111

Total square feet at December 31, 2018	38,014	29,820	1,687	20,181	3,842	1,716	2,394

Total square feet at September 30, 2018	37,987	29,424	1,022	20,447	3,846	1,715	2,394

Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,669	10	4,875
theMART	558	4	1,637
555 California Street	168	1	453
Rosslyn Plaza	411	4	1,094
Total at December 31, 2018	2,806	19	8,059

TOP 30 TENANTS
(unaudited and in thousands, except square feet)

Tenants	Square Footage At Share(1)	Annualized Revenues At Share (non-GAAP)(1)	% of Annualized Revenues At Share (non-GAAP)(2)
Facebook	758,292	$75,749	3.1%
IPG and affiliates	967,552	63,689	2.6%
Swatch Group USA	25,634	47,968	2.0%
Macy's	646,434	38,248	1.6%
Google/Motorola Mobility (guaranteed by Google)	728,483	35,214	1.4%
Bloomberg L.P.	287,898	33,874	1.4%
Forever 21	170,374	33,649	1.4%
Victoria's Secret (guaranteed by L Brands, Inc.)	63,779	33,190	1.4%
AXA Equitable Life Insurance	336,646	32,647	1.3%
Oath (Verizon)	327,138	30,878	1.3%
Ziff Brothers Investments, Inc.	287,030	30,654	1.3%
McGraw-Hill Companies, Inc.	479,557	30,443	1.2%
AMC Networks, Inc.	404,920	27,713	1.1%
The City of New York	563,545	25,554	1.0%
Topshop	94,349	24,414	1.0%
Fast Retailing (Uniqlo)	90,732	23,795	1.0%
Amazon (including its Whole Foods subsidiary)	308,113	23,585	1.0%
Madison Square Garden	344,355	22,852	0.9%
Neuberger Berman Group LLC	288,325	22,801	0.9%
New York University	347,948	20,416	0.8%
Bank of America	254,033	20,367	0.8%
Hollister	21,741	20,252	0.8%
JCPenney	426,370	20,016	0.8%
PwC	243,434	17,430	0.7%
U.S. Government	578,711	14,666	0.6%
Sephora	16,146	14,173	0.6%
Information Builders, Inc.	229,064	13,845	0.6%
Ferragamo	53,171	13,537	0.6%
New York & Company, Inc.	207,585	12,031	0.5%
Cushman & Wakefield	127,314	11,784	0.5%
			34.2%
____________________

(1)	Includes leases not yet commenced.

(2)	See reconciliation of our annualized revenue at share on page xiv in the Appendix.

OCCUPANCY
(unaudited)
	New York	theMART	555 California Street
Occupancy rate at:
December 31, 2018	97.0%	94.7%	99.4%
September 30, 2018	97.3%	95.5%	99.4%
December 31, 2017	97.2%	98.6%	94.2%

RESIDENTIAL STATISTICS in service
(unaudited)
		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
December 31, 2018	1,999	963	96.6%	$3,803
September 30, 2018	1,999	963	96.7%	$3,775
December 31, 2017	2,009	981	96.7%	$3,722

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
Penn District:
PENN1
(ground leased through 2098)								Cisco, Lion Resources, WSP USA, Symantec Corporation,
-Office	100.0%	92.5%	$66.64	2,274,000	2,105,000	169,000		United Healthcare Services, Inc., Siemens Mobility
								Bank of America, Kmart Corporation,
-Retail	100.0%	97.9%	137.08	271,000	271,000			Shake Shack, Starbucks
	100.0%	93.1%	74.14	2,545,000	2,376,000	169,000	$—

PENN2								EMC, Information Builders, Inc.,
-Office	100.0%	100.0%	60.64	1,589,000	1,359,000	230,000		Madison Square Garden, McGraw-Hill Companies, Inc.
-Retail	100.0%	100.0%	217.40	45,000	39,000	6,000		Chase Manhattan Bank
	100.0%	100.0%	64.96	1,634,000	1,398,000	236,000	575,000

PENN11
-Office	100.0%	99.7%	62.24	1,110,000	1,110,000	—		Macy's, Madison Square Garden, AMC Networks, Inc.
								PNC Bank National Association, Starbucks,
-Retail	100.0%	100.0%	145.56	41,000	41,000	—		Madison Square Garden
	100.0%	99.7%	65.21	1,151,000	1,151,000	—	450,000

100 West 33rd Street
-Office	100.0%	100.0%	65.71	859,000	859,000	—	398,402	IPG and affiliates

Manhattan Mall
-Retail	100.0%	94.9%	129.07	256,000	256,000	—	181,598	JCPenney, Aeropostale, Express, Starbucks

330 West 34th Street
(ground leased through 2149 -
34.8% ownership interest in the land)								New York & Company, Inc., Structure Tone,
-Office	100.0%	100.0%	62.98	703,000	703,000	—		Deutsch, Inc., Web.com, Footlocker, Home Advisor, Inc.
-Retail	100.0%	44.3%	124.70	19,000	19,000	—		Starbucks*, Ballast Point*
	100.0%	98.5%	62.98	722,000	722,000	—	50,150 (3)

435 Seventh Avenue
-Retail	100.0%	100.0%	187.82	43,000	43,000	—	95,782	Forever 21*

7 West 34th Street
-Office	53.0%	100.0%	64.86	458,000	458,000	—		Amazon
-Retail	53.0%	89.3%	336.54	19,000	19,000	—		Amazon, Lindt*, Naturalizer* (guaranteed by Caleres)
	53.0%	99.6%	75.68	477,000	477,000	—	300,000

431 Seventh Avenue
-Retail	100.0%	100.0%	270.94	10,000	10,000	—	—

488 Eighth Avenue
-Retail	100.0%	100.0%	89.36	6,000	6,000	—	—

138-142 West 32nd Street
-Retail	100.0%	67.3%	83.91	8,000	8,000	—	—

150 West 34th Street
-Retail	100.0%	100.0%	112.53	78,000	78,000	—	205,000	Old Navy

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)		Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Penn District (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$97.47		3,000	3,000	—	$—

131-135 West 33rd Street
-Retail	100.0%	100.0%	55.08		23,000	23,000	—	—

Total Penn District					7,815,000	7,410,000	405,000	2,255,932
Midtown East:
909 Third Avenue									IPG and affiliates, Forest Laboratories,
(ground leased through 2063)									Geller & Company, Morrison Cohen LLP, Robeco USA Inc.,
-Office	100.0%	98.6%	64.23	(4)	1,352,000	1,352,000	—	350,000	United States Post Office,
									Thomson Reuters LLC, Sard Verbinnen*

150 East 58th Street
(ground leased through 2118)
-Office	100.0%	97.0%	76.09		540,000	540,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	13.1%	17.86		3,000	3,000	—
	100.0%	96.5%	75.77		543,000	543,000	—	—

715 Lexington Avenue
-Retail	100.0%	92.5%	105.09		23,000	23,000	—	—	New York & Company, Inc., Jonathan Adler

966 Third Avenue
-Retail	100.0%	100.0%	96.03		7,000	7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	165.23		7,000	7,000	—	—	Wells Fargo*

Total Midtown East					1,932,000	1,932,000	—	350,000

Midtown West:
888 Seventh Avenue									TPG-Axon Capital, Lone Star US Acquisitions LLC,
(ground leased through 2067)									Pershing Square Capital Management,
-Office	100.0%	96.6%	92.27		871,000	871,000	—		Vornado Executive Headquarters
-Retail	100.0%	100.0%	309.08		15,000	15,000	—		Redeye Grill L.P.
	100.0%	96.7%	95.94		886,000	886,000	—	375,000

57th Street - 2 buildings
-Office	50.0%	84.6%	48.81		81,000	81,000	—		Various
-Retail	50.0%	100.0%	136.71		22,000	22,000	—
	50.0%	87.9%	67..58		103,000	103,000	—	20,000

Total Midtown West					989,000	989,000	—	395,000

Park Avenue:
280 Park Avenue									Cohen & Steers Inc., Franklin Templeton Co. LLC,
-Office	50.0%	93.3%	101.12		1,234,000	1,234,000	—		PJT Partners, Investcorp International Inc., GIC Inc., Wells Fargo
-Retail	50.0%	100.0%	102.82		26,000	26,000	—		Scottrade Inc., Starbucks, The Four Seasons Restaurant
	50.0%	93.5%	101.15		1,260,000	1,260,000	—	1,200,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership		% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Park Avenue (Continued):
350 Park Avenue									Kissinger Associates Inc., Ziff Brothers Investment Inc.,
-Office	100.0%		97.7%	$108.35	554,000	554,000	—		MFA Financial Inc., M&T Bank
-Retail	100.0%		100.0%	270.21	17,000	17,000	—		Fidelity Investments, AT&T Wireless, Valley National Bank
	100.0%		97.8%	113.17	571,000	571,000	—	$400,000

Total Park Avenue					1,831,000	1,831,000	—	1,600,000
Grand Central:
90 Park Avenue									Alston & Bird, Capital One, PwC,
-Office	100.0%		94.8%	78.15	938,000	938,000	—		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%		100.0%	133.90	24,000	24,000	—		Citibank, Starbucks
	100.0%		94.9%	79.54	962,000	962,000	—	—

330 Madison Avenue									Guggenheim Partners LLC, HSBC Bank AFS, Glencore Ltd.,
-Office	25.0%		96.9%	79.04	813,000	813,000	—		Jones Lang LaSalle Inc., Wells Fargo, American Century
-Retail	25.0%		100.0%	331.56	33,000	33,000	—		Ann Taylor Retail Inc., Citibank, Starbucks
	25.0%		97.0%	88.89	846,000	846,000	—	500,000

510 Fifth Avenue
-Retail	100.0%		100.0%	159.31	66,000	66,000	—	—	The North Face, Elie Tahari

Total Grand Central					1,874,000	1,874,000	—	500,000

Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Owl Creek Asset Management LP,
-Office	100.0%		100.0%	92.87	246,000	246,000	—		Avolon Aerospace*, GCA Savvian Inc.
-Retail	100.0%		100.0%	940.17	69,000	69,000	—		Victoria's Secret (guaranteed by L Brands, Inc.), Dyson
	100.0%		100.0%	278.47	315,000	315,000	—	—

666 Fifth Avenue Retail Condominium
-Retail	100.0%	(5)	100.0%	470.16	114,000	114,000	—	390,000	Fast Retailing (Uniqlo), Hollister, Tissot

595 Madison Avenue									Beauvais Carpets, Levin Capital Strategies LP,
-Office	100.0%		96.1%	84.54	301,000	301,000	—		Cosmetech Mably Int'l LLC.
-Retail	100.0%		39.2%	1,273.21	29,000	29,000	—		Coach
	100.0%		91.1%	189.00	330,000	330,000	—	—

650 Madison Avenue									Memorial Sloan Kettering Cancer Center, Polo Ralph Lauren,
-Office	20.1%		97.9%	113.76	564,000	564,000	—		Willett Advisors LLC (Bloomberg Philanthropies), Sotheby's International Realty, Inc.
-Retail	20.1%		68.6%	1,256.83	40,000	40,000	—		Moncler USA Inc., Tod's, Celine*
	20.1%		96.0%	189.46	604,000	604,000	—	800,000

689 Fifth Avenue
-Office	100.0%		100.0%	86.36	81,000	81,000	—		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	100.0%		100.0%	864.35	17,000	17,000	—		MAC Cosmetics, Massimo Dutti
	100.0%		100.0%	221.32	98,000	98,000	—	—

655 Fifth Avenue
-Retail	92.5%		100.0%	253.79	57,000	57,000	—	140,000	Ferragamo

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Madison/Fifth (Continued):
697-703 Fifth Avenue
-Retail	74.3%	100.0%	$2,760.34	26,000	26,000	—	$450,000	Swatch Group USA, Harry Winston

Total Madison/Fifth				1,544,000	1,544,000		1,780,000
Midtown South:
770 Broadway
-Office	100.0%	100.0%	97.55	1,078,000	1,078,000	—		Facebook, Oath (Verizon)
-Retail	100.0%	100.0%	66.56	105,000	105,000	—		Ann Taylor Retail Inc., Bank of America, Kmart Corporation
	100.0%	100.0%	94.80	1,183,000	1,183,000	—	700,000

One Park Avenue								New York University, Clarins USA Inc.,
								BMG Rights Management, Robert A.M. Stern Architect,
-Office	55.0%	100.0%	58.91	865,000	865,000	—		automotiveMastermind
-Retail	55.0%	100.0%	88.52	78,000	78,000	—		Bank of Baroda, Citibank, Equinox, Men's Wearhouse
	55.0%	100.0%	61.36	943,000	943,000	—	300,000

4 Union Square South								Burlington, Whole Foods Market, DSW,
-Retail	100.0%	100.0%	107.88	206,000	206,000	—	120,000	Forever 21

692 Broadway
-Retail	100.0%	100.0%	92.96	36,000	36,000	—	—	Equinox, Oath (Verizon)

Total Midtown South				2,368,000	2,368,000	—	1,120,000

Rockefeller Center:
1290 Avenue of the Americas								AXA Equitable Life Insurance, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
								Cushman & Wakefield, Fitzpatrick,
-Office	70.0%	100.0%	82.41	2,037,000	2,037,000	—		Cella, Harper & Scinto, Columbia University
-Retail	70.0%	100.0%	181.83	76,000	76,000	—		Duane Reade, JPMorgan Chase Bank, Sovereign Bank, Starbucks
	70.0%	100.0%	85.98	2,113,000	2,113,000	—	950,000

608 Fifth Avenue
(ground leased through 2033)
-Office	100.0%	99.8%	72.24	93,000	93,000	—
-Retail	100.0%	100.0%	486.09	44,000	44,000	—		Topshop
	100.0%	99.9%	205.15	137,000	137,000	—	—

Total Rockefeller Center				2,250,000	2,250,000	—	950,000
Wall Street/Downtown:
40 Fulton Street
-Office	100.0%	77.1%	44.54	246,000	246,000	—		Market News International Inc., Sapient Corp.
-Retail	100.0%	100.0%	108.51	5,000	5,000	—		TD Bank
	100.0%	77.5%	45.81	251,000	251,000	—	—

Soho:
478-486 Broadway - 2 buildings
-Retail	100.0%	100.0%	252.41	65,000	65,000	—		Topshop, Madewell, J. Crew
-Residential (10 units)	100.0%	100.0%		20,000	20,000	—
	100.0%	100.0%		85,000	85,000	—	—

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Soho (Continued):
443 Broadway
Retail	100.0%	100.0%	$100.00	16,000	16,000	—	$—	Necessary Clothing

304 Canal Street
-Retail	100.0%	—	—	4,000	4,000	—
-Residential (4 units)	100.0%	100.0%		9,000	9,000	—
	100.0%	69.2%		13,000	13,000	—	—

334 Canal Street
-Retail	100.0%	100.0%	100.20	4,000	4,000	—
-Residential (4 units)	100.0%	75.0%	—	11,000	11,000	—
	100.0%	81.7%		15,000	15,000	—	—

155 Spring Street
-Retail	100.0%	93.6%	141.06	50,000	50,000	—	—	Vera Bradley

148 Spring Street
-Retail	100.0%	100.0%	196.15	8,000	8,000	—	—	Dr. Martens

150 Spring Street
-Retail	100.0%	63.2%	427.73	6,000	6,000	—		Sandro
-Residential (1 unit)	100.0%	100.0%		1,000	1,000	—
	100.0%	68.5%		7,000	7,000	—	—

Total Soho				194,000	194,000	—	—

Times Square:
1540 Broadway								Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	100.0%	100.0%	270.70	161,000	161,000	—	—	MAC Cosmetics, U.S. Polo

1535 Broadway
-Retail	100.0%	95.3%	1,086.40	45,000	45,000	—		T-Mobile, Invicta, Swatch Group USA, Levi's, Sephora
-Theatre	100.0%	100.0%	13.68	62,000	62,000	—		Nederlander-Marquis Theatre
	100.0%	98.0%	404.70	107,000	107,000	—	—

Total Times Square				268,000	268,000	—	—

Upper East Side:
828-850 Madison Avenue
-Retail	100.0%	94.8%	456.48	18,000	14,000	4,000	—	Gucci, Cartier, Christofle Silver Inc.

677-679 Madison Avenue
-Retail	100.0%	100.0%	501.39	8,000	8,000	—		Berluti
-Residential (8 units)	100.0%	75.0%		5,000	5,000	—
	100.0%	90.4%		13,000	13,000	—	—

759-771 Madison Avenue (40 East 66th)
-Residential (5 units)	100.0%	100.0%		12,000	12,000	—
-Retail	100.0%	66.7%	1,108.31	11,000	11,000	—		John Varvatos, J. Crew
	100.0%	84.1%		23,000	23,000	—	—

1131 Third Avenue
Retail	100.0%	100.0%	161.80	23,000	23,000	—	—	Nike, Crunch LLC, J.Jill

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Upper East Side (Continued):
Other
-Retail - 2 buildings	100.0%	100.0%	$—	15,000	15,000	—
-Residential (8 units)	100.0%	87.5%		7,000	7,000	—
	100.0%	96.0%		22,000	22,000	—	$—

Total Upper East Side				99,000	95,000	4,000	—

Long Island City:
33-00 Northern Boulevard (Center Building)
-Office	100.0%	95.5%	35.76	471,000	471,000	—	100,000	The City of New York, NYC Transit Authority

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)
-Office	100.0%	100.0%	53.21	184,000	184,000	—	—	The City of New York

85 Tenth Avenue								Google, General Services Administration,
								Telehouse International Corp., L-3 Communications,
-Office	49.9%	99.8%	89.39	586,000	586,000	—		Moet Hennessy USA. Inc.
-Retail	49.9%	96.4%	78.39	43,000	43,000	—		IL Posto LLC, Toro NYC Restaurant, L'Atelier
	49.9%	99.5%	88.65	629,000	629,000	—	625,000

537 West 26th Street
-Retail	100%	—	—	14,000	14,000	—	—

Total Chelsea/Meatpacking District				827,000	827,000	—	625,000

Upper West Side:
50-70 W 93rd Street
-Residential (325 units)	49.9%	96.0%		283,000	283,000	—	80,000

Tribeca:
Independence Plaza, Tribeca
-Residential (1,327 units)	50.1%	97.5%		1,185,000	1,185,000	—
-Retail	50.1%	100.0%	53.50	72,000	60,000	12,000		Duane Reade, Food Emporium
	50.1%	97.7%		1,257,000	1,245,000	12,000	675,000

339 Greenwich Street
-Retail	100.0%	100.0%	109.91	8,000	8,000	—	—	Sarabeth's
Total Tribeca				1,265,000	1,253,000	12,000	675,000
New Jersey:
Paramus
-Office	100.0%	87.2%	23.28	129,000	129,000	—	—	Vornado's Administrative Headquarters

Washington D.C.:
3040 M Street
-Retail	100.0%	100.0%	72.87	44,000	44,000	—	—	Nike, Amazon

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Property under Development:
512 West 22nd Street
-Office	55.0%	—	$—	173,000	—	173,000	$89,796
61 Ninth Avenue
(ground leased through 2115)
-Office	45.1%	—	—	147,000	—	147,000		Aetna Life Insurance Company*
-Retail	45.1%	100.0%	287.61	23,000	23,000	—		Starbucks
	45.1%	100.0%	287.61	170,000	23,000	147,000	80,409
606 Broadway (19 East Houston Street)
-Office	50.0%	—	—	23,000	—	23,000
-Retail	50.0%	100.0%	669.56	11,000	3,000	8,000		HSBC*
	50.0%	100.0%	669.56	34,000	3,000	31,000	51,290
Farley Office and Retail Building (ground and building leased through 2116)
-Office	95.0%	—	—	730,000	—	730,000
-Retail	95.0%	—	—	120,000	—	120,000
	95.0%	—	—	850,000	—	850,000	257,941

825 Seventh Avenue
-Office	50.0%	—	—	165,000	—	165,000
-Retail	100.0%	—	—	4,000	—	4,000
	51.2%	—	—	169,000	—	169,000	20,500

Total Property under Development			—	1,396,000	26,000	1,370,000	499,936

Properties to be Developed:
57th Street (3 properties)
-Office	50.0%	—	—	—	—	—
-Retail	50.0%	—	—	—	—	—

484 Eighth Avenue
-Retail	100.0%	—	—	—	—	—	—

486 Eighth Avenue
-Retail	100.0%	—	—	—	—	—	—

265 West 34th Street
-Retail	100.0%	—	—	—	—	—	—

267 West 34th Street
-Retail	100.0%	—	—	—	—	—	—

Total Properties to be Developed				—	—	—	—

New York Office:

Total		97.3%	$76.04	21,495,000	19,858,000	1,637,000

Vornado's Ownership Interest		97.2%	$74.04	17,980,000	16,632,000	1,348,000

New York Retail:

Total		97.2%	$232.86	2,802,000	2,648,000	154,000

Vornado's Ownership Interest		97.3%	$228.43	2,557,000	2,419,000	138,000

New York Residential:

Total		96.7%		1,533,000	1,533,000	—

Vornado's Ownership Interest		96.6%		800,000	800,000	—

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$117.66	889,000	889,000	—	$500,000	Bloomberg
-Retail	32.4%	99.4%	193.81	174,000	174,000	—	350,000	Hennes & Mauritz, The Home Depot, The Container Store
	32.4%	99.9%	129.04	1,063,000	1,063,000	—	850,000

								Burlington,
Rego Park I, Queens (4.8 acres)	32.4%	43.1%	46.93	343,000	343,000	—	—	Bed Bath & Beyond, Marshalls

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	99.9%	44.73	609,000	609,000	—	252,544	Century 21, Costco, Kohl's, TJ Maxx

Flushing, Queens (1.0 acre ground leased through 2037)	32.4%	100.0%	18.22	167,000	167,000	—	—	New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
Residential (312 units)	32.4%	95.5%	—	255,000	255,000	—	—

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA through 2041)	32.4%	100.0%	—	—	—	—	68,000	IKEA (ground lessee)

Property to be Developed:
Rego Park III (adjacent to Rego Park II),
Queens, NY (3.4 acres)	32.4%	—	—	—	—	—	—

Total Alexander's	32.4%	91.4%	73.83	2,437,000	2,437,000	—	1,170,544

Hotel Pennsylvania:
-Hotel (1,700 Rooms)	100.0%			1,400,000	1,400,000	—	—

Total New York		96.7%	$91.27	29,667,000	27,876,000	1,791,000	$12,101,412

Vornado's Ownership Interest		97.0%	$78.09	23,527,000	22,041,000	1,486,000	$8,142,708
____________________
*    Lease not yet commenced.

(1)
Weighted average annual rent per square foot for office properties excludes garages and de minimis amounts of storage space. Weighted average annual rent per square foot for retail excludes non-selling space.

(2)	Represents the contractual debt obligations.

(3)	Amount represents debt on land which is owned 34.8% by Vornado.

(4)	Excludes US Post Office leased through 2038 (including three five-year renewal options) for which the annual escalated rent is $12.99 PSF.

(5)	75,000 square feet is leased from 666 Fifth Avenue Office Condominium.

OTHER
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
theMART:
theMART, Chicago								Motorola Mobility (guaranteed by Google),
								CCC Information Services, Ogilvy Group (WPP),
								Publicis Groupe (Razorfish),
								1871, Yelp Inc., Paypal, Inc., Allscripts Healthcare,
								Chicago School of Professional Psychology, Kellogg Company,
								Innovation Development Institute, Inc., Chicago Teachers Union,
-Office	100.0%	92.4%	$43.71	2,043,000	2,043,000	—		ConAgra Foods Inc., Allstate Insurance Company
								Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.,
-Showroom/Trade show	100.0%	98.1%	53.44	1,533,000	1,533,000	—		Allsteel Inc., Herman Miller Inc., Knoll Inc., Teknion LLC
-Retail	100.0%	90.6%	54.87	99,000	99,000	—
	100.0%	94.8%	48.18	3,675,000	3,675,000	—	$675,000

Other (2 properties)	50.0%	89.5%	43.90	19,000	19,000	—	32,227

Total theMART		94.7%	$48.16	3,694,000	3,694,000	—	$707,227

Vornado's Ownership Interest		94.7%	$48.16	3,685,000	3,685,000	—	$691,113

555 California Street:
555 California Street	70.0%	99.3%	$76.99	1,508,000	1,508,000	—	$558,914	Bank of America, Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP, Sidley Austin

315 Montgomery Street	70.0%	100.0%	66.70	235,000	235,000	—	—	Bank of America, Regus, Ripple Labs Inc., LendingHome Corporation
								Blue Shield
345 Montgomery Street	70.0%	—	—	78,000	—	78,000	—	Regus*

Total 555 California Street		99.4%	$75.60	1,821,000	1,743,000	78,000	$558,914

Vornado's Ownership Interest		99.4%	$75.60	1,275,000	1,220,000	55,000	$391,240

____________________
*    Lease not yet commenced.

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent and garages.

(2)	Represents the contractual debt obligations.

REAL ESTATE FUND
PROPERTY TABLE
	Fund % Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)								Barnes & Noble, Hennes & Mauritz,
- Retail	100.0%	100.0%	$243.36	96,000	96,000	—		Sephora, Bank of America
- Residential (39 units)	100.0%	94.9%		59,000	59,000	—
	100.0%			155,000	155,000	—	$144,130

Crowne Plaza Times Square (0.64 acres owned in fee; 0.18 acres ground leased through 2187 and 0.05 acres ground leased through 2035)
- Hotel (795 Rooms)
- Retail	75.3%	87.7%	164.29	47,000	47,000	—		New York Sports Club, Krispy Kreme*
- Office	75.3%	100.0%	47.25	196,000	196,000	—		American Management Association, Open Jar
	75.3%	97.6%	69.89	243,000	243,000	—	256,956

501 Broadway	100.0%	100.0%	265.08	9,000	9,000	—	22,872	Capital One Financial Corporation

Miami, FL:
1100 Lincoln Road
- Retail	100.0%	66.8%	181.48	51,000	51,000	—		Banana Republic
- Theatre	100.0%	100.0%	41.88	79,000	79,000	—		Regal Cinema
	100.0%	86.9%	83.84	130,000	130,000	—	82,750

Total Real Estate Fund	88.8%	94.9%		537,000	537,000	—	$506,708

Vornado's Ownership Interest	28.6%	95.6%		154,000	154,000	—	$110,810
____________________
*    Lease not yet commenced.

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent and garages.

(2)	Represents the contractual debt obligations.

OTHER
PROPERTY TABLE
Property	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet				Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
				Total Property	In Service		Under Development or Not Available for Lease
					Owned by Company	Owned by Tenant(2)
OTHER:
Virginia:
Rosslyn Plaza
Office - 4 buildings	46.2%	61.6%	$45.74	736,000	432,000	—	304,000		Gartner, Nathan Associates, Inc.
Residential - 2 buildings (197 units)	43.7%	97.9%		253,000	253,000	—	—
				989,000	685,000	—	304,000	$39,683

Fashion Centre Mall	7.5%	99.6%	49.06	868,000	868,000	—	—	410,000	Macy's, Nordstrom

Washington Tower	7.5%	100.0%	51.16	170,000	170,000	—	—	40,000	Computer Science Corp.

New Jersey:
Wayne Town Center, Wayne (ground leased through 2064)	100.0%	100.0%	31.22	677,000	228,000	443,000	6,000	—	JCPenney, Costco, Dick's Sporting Goods,
									Nordstrom Rack, 24 Hour Fitness

Maryland:

Annapolis (ground and building leased through 2042)	100.0%	100.0%	8.99	128,000	128,000	—	—	—	The Home Depot

Total Other		92.5%	$40.66	2,832,000	2,079,000	443,000	310,000	$489,683

Vornado's Ownership Interest		92.8%	$31.57	1,333,000	744,000	443,000	146,000	$53,754
____________________

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent, garages and residential.

(2)	Owned by tenant on land leased from the company.

(3)	Represents the contractual debt obligations.

INVESTOR INFORMATION

Executive Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
David R. Greenbaum	President - New York Division
Michael J. Franco	Executive Vice President - Chief Investment Officer
Joseph Macnow	Executive Vice President - Chief Financial Officer and Chief Administrative Officer

RESEARCH COVERAGE - EQUITY

James Feldman	Steve Sakwa/Jason Green	Nicholas Yulico
Bank of America/Merrill Lynch	Evercore ISI	Scotia Capital (USA) Inc
646-855-5808	212-446-9462/212-446-9449	212-225-6904

Ross Smotrich/Trevor Young	Daniel Ismail	John W. Guinee/Aaron Wolf
Barclays Capital	Green Street Advisors	Stifel Nicolaus & Company
212-526-2306/212-526-3098	949-640-8780	443-224-1307/443-224-1206

John P. Kim/Alex Nelson	Anthony Paolone/Patrice Chen	Michael Lewis
BMO Capital Markets	JP Morgan	SunTrust Robinson Humphrey
212-885-4115/212-885-4144	212-622-6682/212-622-1893	212-319-5659

Michael Bilerman/Emmanuel Korchman	Vikram Malhotra/Adam J. Gabalski	Frank Lee
Citi	Morgan Stanley	UBS
212-816-1383/212-816-1382	212-761-7064/212-761-8051	415-352-5679

Derek Johnston/Mike Husseini	Alexander Goldfarb/Daniel Santos
Deutsche Bank	Sandler O'Neill
904-520-4973/212-250-7703	212-466-7937/212-466-7927

RESEARCH COVERAGE - DEBT

Andrew Molloy	Jesse Rosenthal	Thierry Perrein
Bank of America/Merrill Lynch	CreditSights	Wells Fargo Securities
646-855-6435	212-340-3816	704-410-3262

Cristina Rosenberg	Mark Streeter
Citi	JP Morgan
212-723-6199	212-834-5086

Research Coverage - Equity and Debt is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures. Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") - NOI represents total revenues less operating expenses. We consider NOI to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI should not be considered a substitute for net income. NOI may not be comparable to similarly titled measures employed by other companies. We calculate NOI on an Operating Partnership basis which is before allocation to the noncontrolling interest of the Operating Partnership.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciable real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.
In accordance with the NAREIT December 2018 restated definition of FFO, we have elected to exclude the mark-to-market adjustments of marketable equity securities from the calculation of FFO. Our FFO for the nine months ended September 30, 2018 has been adjusted to exclude the $26,602,000, or $0.13 per share, decrease in fair value of marketable equity securities previously reported.

Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.
Net Asset Value ("NAV") - Net Asset Value ("NAV") means the sum of the estimated values of our New York Office, New York Retail, New York Residential, theMART and 555 California Street assets, calculated by dividing pro forma 2018 cash basis NOI by the Cap Rate applicable to each such asset category, plus other estimated asset values minus liabilities as of December 31, 2018. “NAV per share” means NAV divided by the number of Vornado common shares outstanding on an Operating Partnership basis as of December 31, 2018. NAV may not be equivalent to enterprise value, and NAV per share may not be equivalent to an appropriate trading price for Vornado common shares. NAV per share is not a representation or guarantee that our common shares will or should trade at this amount, that a shareholder would be able to realize this amount in selling our common shares, that a third party would offer the estimated NAV per share in an offer to purchase all or substantially all of our common shares, that we would actually receive the estimated NAV for the applicable asset or assets upon a sale of those assets, or that a shareholder would receive distributions per share equal to the estimated NAV per share upon sale or liquidation. Investors should not rely on the NAV per share as being an accurate measure of the fair market value of our common shares.
The terms NAV and NAV per share may not be comparable to similar measures presented by others. We consider NAV and NAV per share to be useful supplemental measures which assist both management and investors in estimating the fair value of Vornado. The calculation of NAV and NAV per share involves significant estimates and can be made using various methods. Each individual investor should review our calculation of NAV and NAV per share and make its own determination as to whether the methodology, assumptions and estimates we used to arrive at NAV and NAV per share are appropriate, or whether such investor should use an alternative methodology to perform its own calculations.

- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS, AS ADJUSTED
(unaudited and in thousands, except per share amounts)
		For the Three Months Ended			For the Year Ended December 31,
		December 31,		September 30, 2018
		2018	2017		2018	2017
Net income attributable to common shareholders	(A)	$100,494	$27,319	$190,645	$384,832	$162,017
Per diluted share		$0.53	$0.14	$1.00	$2.01	$0.85

Certain (income) expense items that impact net income attributable to common shareholders:
After-tax net gain on sale of 220 Central Park South condominium units		$(67,336)	$—	$—	$(67,336)	$—
After-tax purchase price fair value adjustment related to the increase in ownership of the Farley joint venture		(27,289)	—	—	(27,289)	—
Our share of loss (income) from real estate fund investments (excluding our $4,252 share of One Park Avenue potential additional transfer taxes)		24,366	(529)	748	23,749	10,804
Real estate impairment losses (including our share of partially owned entities)		12,000	145	—	12,000	7,692
Decrease in fair value of marketable securities resulting from a new GAAP accounting standard effective January 1, 2018 (including our share of partially owned entities)		3,733	—	7,966	30,335	—
(Income) loss from discontinued operations and sold properties (primarily related to JBG SMITH Properties operating results and transaction costs through July 17, 2017 spin-off and 666 Fifth Avenue Office Condominium operations through August 3, 2018 sale)		(242)	1,664	512	5,727	43,615
Tax expense related to the reduction of our taxable REIT subsidiaries deferred tax assets		—	34,800	—	—	34,800
Net gains on sale of real estate (including our share of partially owned entities)		—	(585)	(3,350)	(28,104)	(21,574)
Net gain on sale of our ownership interests in 666 Fifth Avenue Office Condominium		—	—	(134,032)	(134,032)	—
Net gain on the repayment of our loan investment in 666 Fifth Avenue Office Condominium		—	—	(7,308)	(7,308)	—
Our share of potential additional New York City transfer taxes based on a Tax Tribunal interpretation which Vornado is appealing		—	—	—	23,503	—
Preferred share issuance costs		—	—	—	14,486	—
Impairment loss on investment in PREIT		—	—	—	—	44,465
Net gain resulting from UE operating partnership unit issuances		—	—	—	—	(21,100)
Net gain on repayment of our Suffolk Downs JV debt investments		—	—	—	—	(11,373)
Other		1,996	5,515	2,737	4,046	9,900
		(52,772)	41,010	(132,727)	(150,223)	97,229
Noncontrolling interests' share of above adjustments		3,268	(2,539)	8,242	9,285	(6,382)
Total of certain (income) expense items that impact net income attributable to common shareholders	(B)	$(49,504)	$38,471	$(124,485)	$(140,938)	$90,847
Per diluted share (non-GAAP)		$(0.26)	$0.20	$(0.65)	$(0.74)	$0.47

Net income attributable to common shareholders, as adjusted (non-GAAP)	(A+B)	$50,990	$65,790	$66,160	$243,894	$252,864
Per diluted share (non-GAAP)		$0.27	$0.34	$0.35	$1.27	$1.32

- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS
(unaudited and in thousands, except per share amounts)
		For the Three Months Ended			For the Year Ended December 31,
		December 31,		September 30, 2018
		2018	2017		2018	2017
Reconciliation of our net income attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net income attributable to common shareholders	(A)	$100,494	$27,319	$190,645	$384,832	$162,017
Per diluted share		$0.53	$0.14	$1.00	$2.01	$0.85

FFO adjustments:
Depreciation and amortization of real property		$104,067	$106,017	$105,015	$413,091	$467,966
Net gains on sale of real estate		—	—	(133,961)	(158,138)	(3,797)
Real estate impairment losses		12,000	—	—	12,000	—
Decrease in fair value of marketable securities		1,652	—	7,699	26,453	—
After-tax purchase price fair value adjustment on depreciable real estate		(27,289)	—	—	(27,289)	—
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at FFO:
Depreciation and amortization of real property		24,309	28,247	23,688	101,591	137,000
Net gains on sale of real estate		—	(585)	(3,421)	(3,998)	(17,777)
Real estate impairment losses		—	145	—	—	7,692
Decrease in fair value of marketable securities		2,081	—	267	3,882	—
		116,820	133,824	(713)	367,592	591,084
Noncontrolling interests' share of above adjustments		(7,229)	(8,010)	40	(22,746)	(36,420)
FFO adjustments, net	(B)	$109,591	$125,814	$(673)	$344,846	$554,664

FFO attributable to common shareholders (non-GAAP)	(A+B)	$210,085	$153,133	$189,972	$729,678	$716,681
Convertible preferred share dividends		15	18	15	62	77
Earnings allocated to Out-Performance Plan units		—	—	—	—	1,047
FFO attributable to common shareholders plus assumed conversions (non-GAAP)		210,100	153,151	189,987	729,740	717,805
Add back of FFO allocated to noncontrolling interests of the Operating Partnership		13,483	9,839	12,181	46,653	45,184
FFO - OP Basis (non-GAAP)		$223,583	$162,990	$202,168	$776,393	$762,989
FFO per diluted share (non-GAAP)		$1.10	$0.80	$0.99	$3.82	$3.75

- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED
(unaudited and in thousands, except per share amounts)
		For the Three Months Ended			For the Year Ended December 31,
		December 31,		September 30, 2018
		2018	2017		2018	2017
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$210,100	$153,151	$189,987	$729,740	$717,805
Per diluted share (non-GAAP)		$1.10	$0.80	$0.99	$3.82	$3.75

Certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions:
After-tax net gain on sale of 220 Central Park South condominium units		$(67,336)	$—	$—	$(67,336)	$—
Our share of FFO from real estate fund investments (excluding our $4,252 share of One Park Avenue potential additional transfer taxes)		24,366	(529)	748	23,749	10,804
FFO from discontinued operations and sold properties (primarily related to JBG SMITH Properties operating results and transaction costs through July 17, 2017 spin-off and 666 Fifth Avenue Office Condominium operations through August 3, 2018 sale)		(242)	(4,006)	(818)	(2,834)	(73,240)
Tax expense related to the reduction of our taxable REIT subsidiaries deferred tax assets		—	34,800	—	—	34,800
Net gain on the repayment of our loan investment in 666 Fifth Avenue Office Condominium		—	—	(7,308)	(7,308)	—
Our share of potential additional New York City transfer taxes based on a Tax Tribunal interpretation which Vornado is appealing		—	—	—	23,503	—
Preferred share issuance costs		—	—	—	14,486	—
Impairment loss on investment in PREIT		—	—	—	—	44,465
Net gain resulting from UE operating partnership unit issuances		—	—	—	—	(21,100)
Net gain on repayment of our Suffolk Downs JV debt investments		—	—	—	—	(11,373)
Other		1,987	5,951	2,737	4,033	10,328
		(41,225)	36,216	(4,641)	(11,707)	(5,316)
Noncontrolling interests' share of above adjustments		2,552	(2,242)	289	727	534
Total of certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions, net	(B)	$(38,673)	$33,974	$(4,352)	$(10,980)	$(4,782)
Per diluted share (non-GAAP)		$(0.20)	$0.18	$(0.02)	$(0.06)	$(0.02)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	(A+B)	$171,427	$187,125	$185,635	$718,760	$713,023
Per diluted share (non-GAAP)		$0.90	$0.98	$0.97	$3.76	$3.73

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD
(unaudited and in thousands)

		For the Three Months Ended			For the Year Ended December 31,
		December 31,		September 30, 2018
		2018	2017		2018	2017
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$210,100	$153,151	$189,987	$729,740	$717,805

Adjustments to arrive at FAD (non-GAAP):
Recurring tenant improvements, leasing commissions and other capital expenditures		(64,303)	(62,636)	(44,918)	(225,831)	(276,997)
Adjustments to FFO excluding FFO attributable to discontinued operations and sold properties		(40,983)	37,986	(3,717)	(8,767)	130,668
Amortization of acquired below-market leases, net		(6,656)	(10,908)	(9,937)	(36,826)	(45,043)
Amortization of debt issuance costs		7,493	9,236	8,348	31,979	32,790
Stock-based compensation expense		5,532	5,510	5,546	31,722	32,829
Straight-line rentals		2,674	(8,040)	(157)	(7,605)	(45,792)
Non real estate depreciation		1,490	1,630	1,463	6,052	7,334
Noncontrolling interests' share of above adjustments		5,830	1,685	2,693	13,226	10,202
FAD adjustments, net	(B)	(88,923)	(25,537)	(40,679)	(196,050)	(154,009)

FAD (non-GAAP)	(A+B)	$121,177	$127,614	$149,308	$533,690	$563,796

FAD payout ratio (1)		100.0%	89.6%	80.8%	90.3%	88.8%
_____________________________________________

(1)
FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.

- v -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS
(unaudited and in thousands)

	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2018
	2018	2017		2018	2017
Net income	$97,821	$53,551	$219,162	$422,603	$264,128

Deduct:
Income from partially owned entities	(3,090)	(9,622)	(7,206)	(9,149)	(15,200)
Loss (income) from real estate fund investments	51,258	(4,889)	190	89,231	(3,240)
Interest and other investment income, net	(7,656)	(8,294)	(2,893)	(17,057)	(30,861)
Net gains on disposition of wholly owned and partially owned assets	(81,203)	—	(141,269)	(246,031)	(501)
Purchase price fair value adjustment	(44,060)	—	—	(44,060)	—
(Income) loss from discontinued operations	(257)	(1,273)	(61)	(638)	13,228
NOI attributable to noncontrolling interests in consolidated subsidiaries	(19,771)	(16,533)	(16,943)	(71,186)	(65,311)

Add:
Depreciation and amortization expense	112,869	114,166	113,169	446,570	429,389
General and administrative expense	32,934	34,916	31,977	141,871	150,782
Transaction related costs, impairment loss and other	14,637	703	2,510	31,320	1,776
Our share of NOI from partially owned entities	60,205	69,175	60,094	253,564	269,164
Interest and debt expense	83,175	93,073	88,951	347,949	345,654
Income tax expense	32,669	38,884	1,943	37,633	42,375
NOI at share	329,531	363,857	349,624	1,382,620	1,401,383
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(5,532)	(21,579)	(8,743)	(44,704)	(86,842)
NOI at share - cash basis	$323,999	$342,278	$340,881	$1,337,916	$1,314,541

- vi -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS
(unaudited and in thousands)

	For the Three Months Ended December 31,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017
New York	$466,554	$462,597	$206,696	$195,421	$259,858	$267,176	$(4,219)	$(17,761)	$255,639	$249,415
Other	76,863	73,629	47,624	29,590	29,239	44,039	1,572	160	30,811	44,199
Consolidated total	543,417	536,226	254,320	225,011	289,097	311,215	(2,647)	(17,601)	286,450	293,614
Noncontrolling interests' share in consolidated subsidiaries	(30,436)	(26,594)	(10,665)	(10,061)	(19,771)	(16,533)	96	315	(19,675)	(16,218)
Our share of partially owned entities	98,363	114,677	38,158	45,502	60,205	69,175	(2,981)	(4,293)	57,224	64,882
Vornado's share	$611,344	$624,309	$281,813	$260,452	$329,531	$363,857	$(5,532)	$(21,579)	$323,999	$342,278

	For the Three Months Ended September 30, 2018
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$462,446	$200,949	$261,497	$(8,937)	$252,560
Other	79,602	34,626	44,976	429	45,405
Consolidated total	542,048	235,575	306,473	(8,508)	297,965
Noncontrolling interests' share in consolidated subsidiaries	(27,403)	(10,460)	(16,943)	112	(16,831)
Our share of partially owned entities	97,960	37,866	60,094	(347)	59,747
Vornado's share	$612,605	$262,981	$349,624	$(8,743)	$340,881

	For the Year Ended December 31,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017
New York	$1,836,036	$1,779,307	$806,464	$756,670	$1,029,572	$1,022,637	$(38,856)	$(71,229)	$990,716	$951,408
Other	327,684	304,819	157,014	129,926	170,670	174,893	1,823	(5,800)	172,493	169,093
Consolidated total	2,163,720	2,084,126	963,478	886,596	1,200,242	1,197,530	(37,033)	(77,029)	1,163,209	1,120,501
Noncontrolling interests' share in consolidated subsidiaries	(111,982)	(104,568)	(40,796)	(39,257)	(71,186)	(65,311)	902	6,117	(70,284)	(59,194)
Our share of partially owned entities	418,819	444,043	165,255	174,879	253,564	269,164	(8,573)	(15,930)	244,991	253,234
Vornado's share	$2,470,557	$2,423,601	$1,087,937	$1,022,218	$1,382,620	$1,401,383	$(44,704)	$(86,842)	$1,337,916	$1,314,541
________________________________________

(1)	Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.

- vii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED DECEMBER 31, 2018 COMPARED TO DECEMBER 31, 2017
(unaudited and in thousands)

	Total	New York		theMART		555 California Street	Other
NOI at share for the three months ended December 31, 2018	$329,531	$295,199		$10,981		$14,005	$9,346
Less NOI at share from:
Acquisitions	(337)	(337)		—		—	—
Dispositions	19	19		—		—	—
Development properties	(12,623)	(12,637)		—		14	—
Lease termination income, net of write-offs of straight-line receivables and acquired below-market leases, net	(96)	368		(464)		—	—
Other non-operating income, net	(10,412)	(1,066)		—		—	(9,346)
Same store NOI at share for the three months ended December 31, 2018	$306,082	$281,546		$10,517		$14,019	$—

NOI at share for the three months ended December 31, 2017	$363,857	$304,228		$24,249		$12,003	$23,377
Less NOI at share from:
Acquisitions	2	2		—		—	—
Dispositions	(23)	(23)		—		—	—
Development properties	(12,789)	(12,789)		—		—	—
Lease termination income, net of write-offs of straight-line receivables and acquired below-market leases, net	(984)	(984)		—		—	—
Other non-operating income, net	(23,377)	—		—		—	(23,377)
Same store NOI at share for the three months ended December 31, 2017	$326,686	$290,434		$24,249		$12,003	$—

(Decrease) increase in same store NOI at share for the three months ended December 31, 2018 compared to December 31, 2017	$(20,604)	$(8,888)		$(13,732)		$2,016	$—

% (decrease) increase in same store NOI at share	(6.3)%	(3.1)%	(1)	(56.6)%	(2)	16.8%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share decreased by 3.0%.

(2)	The three months ended December 31, 2018 includes an additional $12,814 real estate tax expense accrual due to an increase in the tax-assessed value of theMART.

- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE YEAR ENDED DECEMBER 31, 2018 COMPARED TO DECEMBER 31, 2017
(unaudited and in thousands)

	Total	New York		theMART		555 California Street	Other
NOI at share for the year ended December 31, 2018	$1,382,620	$1,176,990		$90,929		$54,691	$60,010
Less NOI at share from:
Acquisitions	(1,534)	(1,385)		(149)		—	—
Dispositions	(351)	(351)		—		—	—
Development properties	(38,477)	(38,477)		—		—	—
Lease termination income, net of write-offs of straight-line receivables and acquired below-market leases, net	2,301	3,025		(724)		—	—
Other non-operating income, net	(62,732)	(2,722)		—		—	(60,010)
Same store NOI at share for the year ended December 31, 2018	$1,281,827	$1,137,080		$90,056		$54,691	$—

NOI at share for the year ended December 31, 2017	$1,401,383	$1,166,065		$102,339		$47,588	$85,391
Less NOI at share from:
Acquisitions	36	(164)		200		—	—
Dispositions	(1,532)	(1,532)		—		—	—
Development properties	(37,307)	(37,307)		—		—	—
Lease termination income, net of write-offs of straight-line receivables and acquired below-market leases, net	(2,976)	(2,957)		(19)		—	—
Other non-operating income, net	(88,017)	(2,626)		—		—	(85,391)
Same store NOI at share for the year ended December 31, 2017	$1,271,587	$1,121,479		$102,520		$47,588	$—

Increase (decrease) in same store NOI at share for the year ended December 31, 2018 compared to December 31, 2017	$10,240	$15,601		$(12,464)		$7,103	$—

% increase (decrease) in same store NOI at share	0.8%	1.4%	(1)	(12.2)%	(2)	14.9%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share increased by 1.5%.

(2)	The year ended December 31, 2018 includes an additional $15,148 real estate tax expense accrual due to an increase in the tax-assessed value of theMART.

- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED DECEMBER 31, 2018 COMPARED TO SEPTEMBER 30, 2018
(unaudited and in thousands)

	Total	New York		theMART		555 California Street	Other
NOI at share for the three months ended December 31, 2018	$329,531	$295,199		$10,981		$14,005	$9,346
Less NOI at share from:
Dispositions	19	19		—		—	—
Development properties	(12,623)	(12,637)		—		14	—
Lease termination income, net of write-offs of straight-line receivables and acquired below-market leases, net	(96)	368		(464)		—	—
Other non-operating income, net	(10,412)	(1,066)		—		—	(9,346)
Same store NOI at share for the three months ended December 31, 2018	$306,419	$281,883		$10,517		$14,019	$—

NOI at share for the three months ended September 30, 2018	$349,624	$297,328		$25,257		$13,515	$13,524
Less NOI at share from:
Development properties	(13,488)	(13,474)		—		(14)	—
Lease termination income, net of write-offs of straight-line receivables and acquired below-market leases, net	1,581	1,800		(219)		—	—
Other non-operating income, net	(14,103)	(579)		—		—	(13,524)
Same store NOI at share for the three months ended September 30, 2018	$323,614	$285,075		$25,038		$13,501	$—

(Decrease) increase in same store NOI at share for the three months ended December 31, 2018 compared to September 30, 2018	$(17,195)	$(3,192)		$(14,521)		$518	$—

% (decrease) increase in same store NOI at share	(5.3)%	(1.1)%	(1)	(58.0)%	(2)	3.8%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share decreased by 1.7%.

(2)	The three months ended December 31, 2018 includes an additional $12,124 real estate tax expense accrual due to an increase in the tax-assessed value of theMART.

- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED DECEMBER 31, 2018 COMPARED TO DECEMBER 31, 2017
(unaudited and in thousands)

	Total	New York		theMART		555 California Street	Other
NOI at share - cash basis for the three months ended December 31, 2018	$323,999	$288,933		$12,758		$13,784	$8,524
Less NOI at share - cash basis from:
Acquisitions	(336)	(336)		—		—	—
Dispositions	19	19		—		—	—
Development properties	(14,628)	(14,642)		—		14	—
Lease termination income	(563)	(43)		(520)		—	—
Other non-operating income, net	(9,590)	(1,066)		—		—	(8,524)
Same store NOI at share - cash basis for the three months ended December 31, 2018	$298,901	$272,865		$12,238		$13,798	$—

NOI at share - cash basis for the three months ended December 31, 2017	$342,278	$282,787		$24,396		$11,916	$23,179
Less NOI at share - cash basis from:
Acquisitions	2	2		—		—	—
Dispositions	76	76		—		—	—
Development properties	(13,677)	(13,677)		—		—	—
Lease termination income	(1,393)	(1,393)		—		—	—
Other non-operating income, net	(23,180)	(1)		—		—	(23,179)
Same store NOI at share - cash basis for the three months ended December 31, 2017	$304,106	$267,794		$24,396		$11,916	$—

(Decrease) increase in same store NOI at share - cash basis for the three months ended December 31, 2018 compared to December 31, 2017	$(5,205)	$5,071		$(12,158)		$1,882	$—

% (decrease) increase in same store NOI at share - cash basis	(1.7)%	1.9%	(1)	(49.8)%	(2)	15.8%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share - cash basis increased by 2.1%.

(2)	The three months ended December 31, 2018 includes an additional $12,814 real estate tax expense accrual due to an increase in the tax-assessed value of theMART.

- xi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE YEAR ENDED DECEMBER 31, 2018 COMPARED TO DECEMBER 31, 2017
(unaudited and in thousands)

	Total	New York		theMART		555 California Street	Other
NOI at share - cash basis for the year ended December 31, 2018	$1,337,916	$1,131,563		$94,070		$53,488	$58,795
Less NOI at share - cash basis from:
Acquisitions	(1,235)	(1,086)		(149)		—	—
Dispositions	(287)	(287)		—		—	—
Development properties	(42,264)	(42,264)		—		—	—
Lease termination income	(2,105)	(1,163)		(942)		—	—
Other non-operating income, net	(61,515)	(2,720)		—		—	(58,795)
Same store NOI at share - cash basis for the year ended December 31, 2018	$1,230,510	$1,084,043		$92,979		$53,488	$—

NOI at share - cash basis for the year ended December 31, 2017	$1,314,541	$1,086,863		$99,242		$45,281	$83,155
Less NOI at share - cash basis from:
Acquisitions	137	(63)		200		—	—
Dispositions	(1,078)	(1,078)		—		—	—
Development properties	(38,211)	(38,211)		—		—	—
Lease termination income	(4,958)	(4,927)		(31)		—	—
Other non-operating income, net	(86,501)	(3,346)		—		—	(83,155)
Same store NOI at share - cash basis for the year ended December 31, 2017	$1,183,930	$1,039,238		$99,411		$45,281	$—

Increase (decrease) in same store NOI at share - cash basis for the year ended December 31, 2018 compared to December 31, 2017	$46,580	$44,805		$(6,432)		$8,207	$—

% increase (decrease) in same store NOI at share - cash basis	3.9%	4.3%	(1)	(6.5)%	(2)	18.1%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share - cash basis increased by 4.5%.

(2)	The year ended December 31, 2018 includes an additional $15,148 real estate tax expense accrual due to an increase in the tax-assessed value of theMART.

- xii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED DECEMBER 31, 2018 COMPARED TO SEPTEMBER 30, 2018
(unaudited and in thousands)

	Total	New York		theMART		555 California Street	Other
NOI at share - cash basis for the three months ended December 31, 2018	$323,999	$288,933		$12,758		$13,784	$8,524
Less NOI at share - cash basis from:
Dispositions	19	19		—		—	—
Development properties	(14,628)	(14,642)		—		14	—
Lease termination income	(563)	(43)		(520)		—	—
Other non-operating income, net	(9,590)	(1,066)		—		—	(8,524)
Same store NOI at share - cash basis for the three months ended December 31, 2018	$299,237	$273,201		$12,238		$13,798	$—

NOI at share - cash basis for the three months ended September 30, 2018	$340,881	$288,203		$26,234		$13,070	$13,374
Less NOI at share - cash basis from:
Development properties	(14,342)	(14,328)		—		(14)	—
Lease termination income	(318)	(58)		(260)		—	—
Other non-operating income, net	(13,954)	(580)		—		—	(13,374)
Same store NOI at share - cash basis for the three months ended September 30, 2018	$312,267	$273,237		$25,974		$13,056	$—

(Decrease) increase in same store NOI at share - cash basis for the three months ended December 31, 2018 compared to September 30, 2018	$(13,030)	$(36)		$(13,736)		$742	$—

% (decrease) increase in same store NOI at share - cash basis	(4.2)%	0.0%	(1)	(52.9)%	(2)	5.7%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share - cash basis decreased by 0.6%.

(2)	The three months ended December 31, 2018 includes an additional $12,124 real estate tax expense accrual due to an increase in the tax-assessed value of theMART.

- xiii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED REVENUES TO OUR PRO RATA SHARE OF REVENUES (ANNUALIZED)
(unaudited and in thousands)

For the Three Months Ended December 31, 2018
Consolidated revenues	$543,417
Noncontrolling interest adjustments	(30,436)
Consolidated revenues at our share (non-GAAP)	512,981
Unconsolidated revenues at our share (non-GAAP)	98,363
Our pro rata share of revenues (non-GAAP)	$611,344
Our pro rata share of revenues (annualized) (non-GAAP)	$2,445,376

RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONTRACTUAL DEBT (NON-GAAP)
(unaudited and in thousands)

	As of December 31, 2018
	Consolidated Debt, net	Deferred Financing Costs, Net and Other	Contractual Debt (non-GAAP)
Mortgages payable	$8,167,798	$48,049	$8,215,847
Senior unsecured notes	844,002	5,998	850,000
$750 Million unsecured term loan	744,821	5,179	750,000
$2.5 Billion unsecured revolving credit facilities	80,000	—	80,000
	$9,836,621	$59,226	$9,895,847

- xiv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME TO EBITDAre
(unaudited and in thousands)

EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDA in accordance with the NAREIT definition. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated joint ventures caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated joint ventures. The Company has included EBITDAre because it is a performance measure used by other REITs and therefore may provide useful information to investors in comparing Vornado's performance to that of other REITs.

	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2018
	2018	2017		2018	2017
Reconciliation of net income to EBITDAre (non-GAAP):
Net income	$97,821	$53,551	$219,162	$422,603	$264,128
Less net loss (income) attributable to noncontrolling interests in consolidated subsidiaries	21,886	(7,366)	(3,312)	53,023	(25,802)
Net income attributable to the Operating Partnership	119,707	46,185	215,850	475,626	238,326
EBITDAre adjustments at share:
Depreciation and amortization (includes $75,413 related to discontinued operations for the year ended December 31, 2017)	129,866	136,194	130,166	520,791	612,608
Interest and debt expense (includes $29,552 related to discontinued operations for the year ended December 31, 2017)	106,267	120,280	112,917	448,290	468,630
Income tax expense (includes $524 related to discontinued operations for the year ended December 31, 2017)	32,797	39,047	2,072	38,003	44,289
Net gains on sale of depreciable real estate	—	(585)	(137,382)	(162,136)	(21,574)
Real estate impairment losses	12,000	145	—	12,000	7,692
EBITDAre at share (non-GAAP)	400,637	341,266	323,623	1,332,574	1,349,971
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(8,393)	20,352	16,192	(1,314)	75,674
EBITDAre (non-GAAP)	$392,244	$361,618	$339,815	$1,331,260	$1,425,645
- xv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF EBITDAre TO EBITDAre, AS ADJUSTED
(unaudited and in thousands)
	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2018
	2018	2017		2018	2017
EBITDAre (non-GAAP)	$392,244	$361,618	$339,815	$1,331,260	$1,425,645

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	8,393	(20,352)	(16,192)	1,314	(75,674)

Certain (income) expense items that impact EBITDAre:
Gain on sale of 220 Central Park South condominium units	(81,224)	—	—	(81,224)	—
After-tax purchase price fair value adjustment related to the increase in ownership of the Farley joint venture	(44,060)	—	—	(44,060)	—
Our share of EBITDAre from real estate fund investments (excluding our $4,252 share of One Park Avenue potential additional transfer taxes)	24,366	(529)	748	23,749	10,804
Decrease in fair value of marketable securities (including our share of partially owned entities)	3,733	—	7,966	30,335	—
EBITDAre from discontinued operations and sold properties (primarily related to JBG SMITH Properties operating results and transaction costs through July 17, 2017 spin-off and 666 Fifth Avenue Office Condominium operations through August 3, 2018 sale)	(65)	(12,588)	(2,282)	(15,805)	(122,168)
Net gain on the repayment of our loan investment in the 666 Fifth Avenue Office Condominium	—	—	(7,308)	(7,308)	—
Our share of potential additional New York City transfer taxes based on a Tax Tribunal interpretation which Vornado is appealing	—	—	—	23,503	—
Impairment loss on investment in PREIT	—	—	—	—	44,465
Net gain resulting from UE operating partnership unit issuances	—	—	—	—	(21,100)
Net gain on repayment of our Suffolk Downs JV debt investments	—	—	—	—	(11,373)
Other	1,810	1,532	2,233	875	2,090
Total of certain (income) expense items that impact EBITDAre	(95,440)	(11,585)	1,357	(69,935)	(97,282)

EBITDAre, as adjusted (non-GAAP)	$305,197	$329,681	$324,980	$1,262,639	$1,252,689

- xvi -